                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                    TELE-COMMUNICATIONS INTERNATIONAL, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(j)(2), or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

                    TELE-COMMUNICATIONS INTERNATIONAL, INC.
                                TERRACE TOWER II
                                5619 DTC PARKWAY
                           ENGLEWOOD, COLORADO 80111
                                 (303) 267-5500

                                                              August 15, 1996

Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Tele-Communications International, Inc. (the "Company" or "International"), which will be held at the Company's corporate offices, located at 5619 DTC Parkway, Englewood, Colorado, on Monday, September 9, 1996, starting at 10:00 a.m. local time. A notice of the annual meeting, a proxy card and a proxy statement containing important information about the matters to be acted upon at the annual meeting are enclosed.

     You will be asked at the annual meeting to consider and vote upon (i) the election of three directors of the Company to hold office until the 1999 annual meeting of stockholders or until their successors are elected and qualified,
(ii) the approval of the Tele-Communications International, Inc. 1995 Stock Incentive Plan, (iii) the approval of the Tele-Communications International, Inc. 1996 Nonemployee Director Stock Option Plan (the "Director Plan"), and (iv) such other business as may properly come before the annual meeting.

     The Board of Directors has approved the adoption of the Company's 1995 Stock Incentive Plan and the Director Plan and believes their adoption is in the best interests of the Company and its stockholders. The Board of Directors recommends that the stockholders vote in favor of the proposals presented in the enclosed proxy statement.

     Whether or not you are personally able to attend the annual meeting, please complete, sign and date the enclosed proxy card and return it in the enclosed prepaid envelope as soon as possible. This action will not limit your right to vote in person if you wish to attend the annual meeting and vote personally.

                                        Sincerely yours,

                                        /s/ DR. JOHN C. MALONE
                                        Chairman of the Board

                    TELE-COMMUNICATIONS INTERNATIONAL, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 9, 1996

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (including any adjournment or postponement thereof, the "Annual Meeting") of Tele-Communications International, Inc., a Delaware corporation (the "Company" or "International"), will be held at the Company's corporate offices located at 5619 DTC Parkway, Englewood, Colorado, starting at 10:00 a.m. local time, on Monday, September 9, 1996, for the following purposes:

          1. To elect three directors of the Company to hold office until the 1999 annual meeting of stockholders or until their successors are elected and qualified (the "Election of Directors Proposal").

          2. To consider and vote upon a proposal to approve the Tele-Communications International, Inc. 1995 Stock Incentive Plan (the "1995 Stock Plan Proposal").

          3. To consider and vote upon a proposal to approve the Tele-Communications International, Inc. 1996 Nonemployee Director Stock Option Plan (the "Director Plan Proposal").

          4. To transact such other business as may properly come before the Annual Meeting.

     Holders of record of: (i) Tele-Communications International, Inc. Series A Common Stock ("International Series A Common Stock"), and (ii) Tele-Communications International, Inc. Series B Common Stock ("International Series B Common Stock") at the close of business on July 30, 1996, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting. Holders of record of the International Series A Common Stock and International Series B Common Stock at the close of business on the record date will be entitled to vote together as a single class on the Election of Directors Proposal, the 1995 Stock Plan Proposal and the Director Plan Proposal. Each share of International Series A Common Stock is entitled to one vote per share and each share of International Series B Common Stock is entitled to 10 votes per share on each matter on which holders of shares of each such series are entitled to vote at the Annual Meeting.

     To ensure that your interests will be represented at the Annual Meeting, regardless of whether you plan to attend in person, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed return envelope, which requires no postage if mailed in the United States. This action will not limit your right to vote in person if you wish to attend the Annual Meeting and vote personally.

     This Proxy Statement and the accompanying form of proxy are first being mailed to the stockholders of the Company on or about August 15, 1996.

                                            By Order of the Board of Directors

                                            /s/ STEPHEN M. BRETT

                                            Stephen M. Brett
                                            Secretary

Englewood, Colorado
August 15, 1996

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING.

                    TELE-COMMUNICATIONS INTERNATIONAL, INC.

                                TERRACE TOWER II
                                5619 DTC PARKWAY
                           ENGLEWOOD, COLORADO 80111

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                           ANNUAL MEETING INFORMATION

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Tele-Communications International, Inc. (the "Company" or "International") of proxies for use at the annual meeting of the stockholders of the Company, or at any adjournment or postponement thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Proxies are being solicited from the holders of Tele-Communications International, Inc. Series A Common Stock ("International Series A Common Stock") and Tele-Communications International, Inc. Series B Common Stock ("International Series B Common Stock"). The aforementioned securities shall be collectively referred to in this Proxy Statement, from time to time, as the "International Common Stock".

TIME AND PLACE; PURPOSES

     The Annual Meeting will be held at the Company's corporate offices located at 5619 DTC Parkway, Englewood, Colorado, on Monday, September 9, 1996, starting at 10:00 a.m. local time. At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon proposals: (i) to elect three directors of the Company to hold office until the 1999 annual meeting of stockholders or until their successors are elected and qualified (the "Election of Directors Proposal"); (ii) to approve the Tele-Communications International, Inc. 1995 Stock Incentive Plan (the "1995 Stock Plan Proposal"); (iii) to approve the Tele-Communications International, Inc. 1996 Nonemployee Director Stock Option Plan (the "Director Plan Proposal"); and (iv) to transact such other business as may properly come before the Annual Meeting.

     This Proxy Statement and the accompanying form of proxy are first being mailed to the stockholders of the Company on or about August 15, 1996.

VOTING RIGHTS; VOTES REQUIRED FOR APPROVAL

     The Board of Directors has fixed the close of business on July 30, 1996 (the "Record Date") as the date for the determination of holders of the International Common Stock entitled to notice of and to vote at the Annual Meeting. Only holders of record of shares of the International Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.

     Holders of record of the International Series A Common Stock and International Series B Common Stock at the close of business on the Record Date will be entitled to vote together as a single class on the Election of Directors Proposal, the 1995 Stock Plan Proposal and the Director Plan Proposal. Each share of International Series A Common Stock is entitled to one vote per share and each share of International Series B Common Stock is entitled to 10 votes per share on each matter on which holders of shares of each such series are entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were: (i) 106,960,873 shares of International Series A Common Stock outstanding and entitled to vote at the Annual Meeting, and (ii) 11,700,000 shares of International Series B Common Stock outstanding and entitled to vote at the Annual Meeting.

     The presence, in person or by proxy, of the holders of a majority of the combined voting power of the outstanding shares of the International Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. The Election of Directors Proposal must be approved by a plurality of the votes of the shares of the International Common Stock represented in person or by proxy and entitled to vote at the

Annual Meeting, voting as a single class. The affirmative vote of a majority of the combined voting power and a majority of the combined number of the shares of the International Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class, is required to approve the 1995 Stock Plan Proposal and the Director Plan Proposal.

     As of the Record Date, Tele-Communications, Inc., a Delaware corporation ("TCI"), owned and had sole voting and investment power over 86,250,000 shares of International Series A Common Stock and all of the 11,700,000 outstanding shares of International Series B Common Stock. Such stock ownership by TCI represents 83% of the shares of International Common Stock and 91% of the combined voting power of the International Common Stock outstanding at that date. Because TCI intends to vote all of its shares of International Common Stock in favor of the Election of Directors Proposal, the 1995 Stock Plan Proposal and the Director Plan Proposal, the adoption of these proposals will be assured.

PROXIES

     All shares of the International Common Stock represented by properly executed proxies received prior to or at the Annual Meeting, and not revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR the Election of Directors Proposal, FOR the 1995 Stock Plan Proposal and FOR the Director Plan Proposal. So far as the Company's Board of Directors is aware, the Election of Directors Proposal, the 1995 Stock Plan Proposal and the Director Plan Proposal are the only matters to be acted upon at the Annual Meeting. As to any other matter which may properly come before the Annual Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their best judgment. A properly executed proxy marked "ABSTAIN", although counted for purposes of determining whether there is a quorum and for purposes of determining the aggregate voting power and number of shares represented and entitled to vote at the Annual Meeting, will not be voted and, therefore, except in the case of the Election of Directors Proposal, will have the same effect as a vote cast against the matter to which such instruction is indicated. Shares represented by "broker non-votes" (i.e., shares held by brokers or nominees which are represented at the Annual Meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will also be counted for purposes of determining whether there is a quorum at the Annual Meeting and will be deemed shares not entitled to vote and will not be included for purposes of determining the aggregate voting power and number of shares represented and entitled to vote on such matter.

     A stockholder may revoke his or her proxy at any time prior to its use by delivering to the Secretary of the Company a signed notice of revocation or a later dated signed proxy or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute the revocation of a proxy.

     The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, telegram, in person or by other means. Such persons will receive no additional compensation for such services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable out-of-pocket expenses in connection therewith.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     On April 30, 1996, TCI directly owned and had sole voting and investment power over 86,250,000 shares of International Series A Common Stock and all of the 11,700,000 outstanding shares of International Series B Common Stock, which represented 83% of the shares of International Common Stock, 80.6% of the shares of International Series A Common Stock, and 91% of the combined voting power of the International Common Stock outstanding at that date. TCI's executive offices are located at 5619 DTC Parkway, Englewood, Colorado 80111. TCI is the only person known to the Company that beneficially owns 5% or more of either series of International Common Stock.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of shares of the International Series A Common Stock. In addition, the table sets forth information with respect to the beneficial ownership of shares of the following securities of TCI: (i) Series A TCI Group Common Stock, (ii) Series B TCI Group Common Stock, (iii) Series A Liberty Group Common Stock, (iv) Series B Liberty Group Common Stock, and (v) Tele-Communications, Inc. Class B 6% Cumulative Redeemable Exchangeable Junior Preferred Stock ("TCI Class B Preferred Stock"), which are the only securities of TCI owned by any of the persons who are required to be listed in the table. The information in the table is dated as of April 30, 1996, and indicates securities beneficially owned by each director of the Company, by each of the executive officers named in the "Summary Compensation Table of International" and by the directors and all executive officers of the Company as a group. Shares issuable upon exercise of options or conversion of convertible securities and upon vesting of restricted shares are deemed to be outstanding for the purpose of computing the percentage ownership and overall voting power of persons beneficially owning such securities, but have not been deemed to be outstanding for the purpose of computing the percentage ownership or overall voting power of any other person. Voting power in the table is computed with respect to a general election of directors with the Series A TCI Group Common Stock, Series A Liberty Group Common Stock, Series B TCI Group Common Stock, Series B Liberty Group Common Stock and the TCI Class B Preferred Stock voting together as one class. The number of shares of Series A TCI Group Common Stock and Series A Liberty Group Common Stock in the table include interests of the named directors and executive officers or of members of the group of directors and executive officers in shares held by the trustee of TCI's Employee Stock Purchase Plan (the "TCI ESPP") and by the trustee of the United Artists Entertainment Company ("United Artists") Employee Stock Ownership Plan for their respective accounts. So far as is known to the Company, the persons indicated below have sole voting and investment power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table and except for the shares held by the trustee of the TCI ESPP for the benefit of such persons, which shares are voted at the discretion of the trustee.

                                                          AMOUNT AND
                                                          NATURE OF            PERCENT OF
                                                          BENEFICIAL            CLASS OR       VOTING
    BENEFICIAL OWNER        TITLE OF CLASS OR SERIES      OWNERSHIP            SERIES(1)      POWER(1)
- ------------------------  ----------------------------    ----------           ----------     --------
John C. Malone            International Series A              50,000(2)              *             *
                          Common Stock
                          Series A TCI Group               2,171,776(3)              *
                          Series B TCI Group              25,332,083(4)(5)        29.9%
                          Series A Liberty Group             542,849(3)              *          17.7%
                          Series B Liberty Group           6,360,520(4)(5)        30.0%
                          TCI Class B Preferred Stock        306,000(4)           18.9%
Fred A. Vierra            International Series A             442,000(6)              *             *
                          Common Stock
                          Series A TCI Group                 580,320(7)              *
                          Series A Liberty Group             140,994(7)              *             *
                          TCI Class B Preferred Stock            200                 *
Adam N. Singer            International Series A             415,500(8)              *             *
                          Common Stock
                          Series A TCI Group                 147,242(9)              *             *
                          Series A Liberty Group              36,759(9)              *

                                                          AMOUNT AND
                                                          NATURE OF            PERCENT OF
                                                          BENEFICIAL            CLASS OR       VOTING
    BENEFICIAL OWNER        TITLE OF CLASS OR SERIES      OWNERSHIP            SERIES(1)      POWER(1)
- ------------------------  ----------------------------    ----------           ----------     --------
Tomiichi Akiyama          International Series A              50,000(2)              *             *
                          Common Stock
Paul A. Gould             International Series A              85,000(2)              *             *
                          Common Stock
                          Series A TCI Group                  32,330                 *
                          Series B TCI Group                 107,324                 *
                          Series A Liberty Group              30,832                 *             *
                          Series B Liberty Group              24,081                 *
                          TCI Class B Preferred Stock         19,558               1.2%
Jerome H. Kern            International Series A              50,000(2)              *             *
                          Common Stock
                          Series A TCI Group               2,050,000(10)             *             *
                          Series A Liberty Group             512,500(10)             *
Pierre Lescure            International Series A              50,000(2)              *             *
                          Common Stock
Miranda Curtis            International Series A             210,500(11)             *             *
                          Common Stock
                          Series A TCI Group                  32,500(12)             *             *
                          Series A Liberty Group               8,125(12)             *
Richard L. Rexroat, Jr.   International Series A              50,000(13)             *             *
                          Common Stock
                          Series A TCI Group                  38,828(14)             *
                          Series A Liberty Group               9,595                 *             *
                          TCI Class B Preferred Stock             32                 *
Graham E. Hollis          International Series A              50,600(15)             *             *
                          Common Stock
                          Series A TCI Group                   9,501(16)             *             *
                          Series A Liberty Group               2,312(16)             *
All directors and         International Series A           1,554,600(17)(18)       1.4%            *
  executive officers as
  a                       Common Stock
  group (12 persons)      Series A TCI Group               5,825,912(19)           1.0%
                          Series B TCI Group              25,439,407              30.0%
                          Series A Liberty Group           1,474,756(19)           1.0%         17.9%
                          Series B Liberty Group           6,384,601              30.1%
                          TCI Class B Preferred Stock        325,790              20.1%

- ---------------

  *  Less than one percent

 (1) The figures for the percent of class and voting power calculations are based on 106,960,873 shares of International Series A Common Stock and 11,700,000 shares of International Series B Common Stock outstanding on April 30, 1996. In addition, the figures for the percent of class and voting power calculations are based on 583,361,905 shares of Series A TCI Group Common Stock, 84,682,729 shares of Series B TCI Group Common Stock, 145,815,385 shares of Series A Liberty Group Common Stock, 21,192,387 shares of Series B Liberty Group Common Stock, and 1,620,026 shares of TCI Class B Preferred Stock outstanding on April 30, 1996 (after elimination of shares held by subsidiaries of TCI).

 (2) Assumes the exercise in full of stock options granted in April of 1996 pursuant to the Company's 1996 Nonemployee Director Stock Option Plan (the "Director Plan") to acquire 50,000 shares of Interna-tional Series A Common Stock. None of these options are exercisable until April of 1997. Such grant is subject to the approval by the stockholders of the Director Plan Proposal. See "CONCERNING MANAGEMENT -- Executive Compensation -- Compensation of Directors" and "THE DIRECTOR PLAN PROPOSAL" for additional information concerning these grants.

 (3) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1992 to acquire 1,000,000 shares of Series A TCI Group Common Stock and 250,000 shares of Series A Liberty Group Common Stock. Options to acquire 600,000 shares of Series A TCI Group Common Stock and 150,000 shares of Series A Liberty Group Common Stock are currently exercisable. Also assumes the exercise in full of stock options granted in tandem with stock appreciation rights in December of 1995 to acquire 1,000,000 shares of Series A TCI Group Common Stock and 250,000 shares of Series A Liberty Group Common Stock. Twenty percent of these options became exercisable on August 4, 1996. The grant of such options is subject to the approval by stockholders of TCI of a new stock incentive plan.

 (4) Includes 1,173,000 shares of Series B TCI Group Common Stock, 293,250 shares of Series B Liberty Group Common Stock and 6,900 shares of TCI Class B Preferred Stock held by Dr. Malone's wife, Mrs. Leslie Malone, as to which shares Dr. Malone has disclaimed beneficial ownership.

 (5) Pursuant to a letter agreement, dated June 17, 1988, Bob Magness (the Chairman of the Board of TCI) and Kearns-Tribune Corporation ("Kearns") each agreed with Dr. Malone that prior to making a disposition of a significant portion of their respective holdings of Series B TCI Group Common Stock or Series B Liberty Group Common Stock, he or it would first offer Dr. Malone the opportunity to purchase such shares. As of April 30, 1996, Mr. Magness and Kearns beneficially owned, respectively, 37,132,076 shares and 9,112,500 shares of Series B TCI Group Common Stock and 9,283,019 shares and 2,278,125 shares of Series B Liberty Group Common Stock.

 (6) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in December of 1995 to acquire 400,000 shares of International Series A Common Stock. Twenty percent of these options became exercisable on August 4, 1996. Also assumes the vesting in full of 15,000 shares of restricted International Series A Common Stock granted in December of 1995. Such shares vest as to 50% in December of 1999 and as to the remaining 50% in December of 2000. Such grants are subject to the approval by the stockholders of the 1995 Stock Plan Proposal. See notes 2 and 7 to the table in "CONCERNING MANAGEMENT -- Executive
     Compensation -- Summary Compensation Table of International" for additional information.

 (7) Assumes the exercise in full of the following: (a) stock options granted in tandem with stock appreciation rights in November of 1992 to acquire 100,000 shares of Series A TCI Group Common Stock and 25,000 shares of Series A Liberty Group Common Stock of which options to acquire 60,000 and 15,000, respectively, of such shares are currently exercisable; (b) stock options granted in tandem with stock appreciation rights in November of 1993 to acquire 100,000 shares of Series A TCI Group Common Stock and 25,000 shares of Series A Liberty Group Common Stock, of which options to acquire 50,000 and 12,500, respectively, of such shares are currently exercisable; (c) stock options granted in tandem with stock appreciation rights in November of 1994 to acquire 200,000 shares of Series A TCI Group Common Stock and 50,000 shares of Series A Liberty Group Common Stock, of which options to acquire 40,000 and 10,000, respectively, of such shares are currently exercisable. See note 4 to the table in "CONCERNING MANAGEMENT -- Executive Compensation -- Summary Compensation Table of International" for additional information.

 (8) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in December of 1995 to acquire 400,000 shares of International Series A Common Stock. Twenty percent of these options became exercisable on August 4, 1996. Also includes 15,000 shares of restricted International Series A Common Stock granted in December of 1995. Such shares vest as to 50% in December of 1999 and as to the remaining 50% in December of 2000. Such grants are subject to the approval by the stockholders of the 1995 Stock Plan Proposal. See notes 2 and 7 to the table in "CONCERNING MANAGEMENT -- Executive Compensation -- Summary Compensation Table of International" for additional information.

 (9) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1992 to acquire 50,000 shares of Series A TCI Group Common Stock and 12,500 shares of Series A Liberty Group Common Stock. Options to acquire 30,000 and 7,500, respectively, of such shares are currently exercisable. Also assumes the exercise in full of stock options granted in tandem with stock appreciation rights in October of 1993 to acquire 50,000 shares of Series A TCI Group Common Stock and 12,500 shares of Series A Liberty Group Common Stock. Options to acquire 25,000 and 6,250, respectively, of such shares are currently exercisable. Also assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1994 to acquire 100,000 shares of Series A TCI Group Common Stock and 25,000 shares of Series A Liberty Group Common Stock, of which options to acquire 20,000 and 5,000, respectively, of such shares are currently exercisable. See note 4 to the table in "CONCERNING MANAGEMENT -- Executive Compensation -- Summary Compensation Table of International" for additional information.

(10) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights to acquire 1,500,000 shares of Series A TCI Group Common Stock at a purchase price of $12.50 per share and 375,000 shares of Series A Liberty Group Common Stock at a purchase price of $16.75 per share. Options to acquire 700,000 shares and 175,000 shares, respectively, are currently exercisable and the remainder vest and become exercisable evenly over two years. The options expire on October 12, 1998. Also assumes the exercise in full of stock options granted pursuant to the TCI Director Stock Option Plan to purchase 50,000 shares of Series A TCI Group Common Stock and 12,500 shares of Series A Liberty Group Common Stock. Options to acquire 10,000 and 2,500, respectively, of such shares are currently exercisable. Also assumes the exercise in full of stock options granted in tandem with stock appreciation rights in December of 1995 to acquire 500,000 shares of Series A TCI Group Common Stock and 125,000 shares of Series A Liberty Group Common Stock. Twenty percent of these options became exercisable on August 4, 1996.

(11) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in December of 1995 to acquire 200,000 shares of International Series A Common Stock. Twenty percent of these options became exercisable on August 4, 1996. Also includes 10,000 shares of restricted International Series A Common Stock granted in December of 1995. Such shares vest as to 50% in December of 1999 and as to the remaining 50% in December of 2000. Such grants are subject to the approval by the stockholders of the 1995 Stock Plan Proposal. See notes 2 and 7 to the table in "CONCERNING MANAGEMENT -- Executive Compensation -- Summary Compensation Table of International" for additional information.

(12) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in October of 1993 to acquire 7,500 shares of Series A TCI Group Common Stock and 1,875 shares of Series A Liberty Group Common Stock. Options to acquire 3,750 and 937, respectively, of such shares are currently exercisable. Also assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1994 to acquire 25,000 shares of Series A TCI Group Common Stock and 6,250 shares of Series A Liberty Group Common Stock, of which options to acquire 5,000 and 1,250, respectively, of such shares are currently exercisable. See note 4 to the table in "CONCERNING MANAGEMENT -- Executive
     Compensation -- Summary Compensation Table of International" for additional information.

(13) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in December of 1995 to acquire 50,000 shares of International Series A Common Stock. Twenty percent of these options became exercisable on August 4, 1996. Such grant is subject to the approval by the stockholders of the 1995 Stock Plan Proposal. See note 7 to the table in "CONCERNING MANAGEMENT -- Executive Compensation -- Summary Compensation Table of International" for additional information.

(14) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1992 to acquire 10,000 shares of Series A TCI Group Common Stock and 2,500 shares of Series A Liberty Group Common Stock. Options to acquire 6,000 and 1,500, respectively, of such shares are currently exercisable. Also assumes the exercise in full of stock options granted in tandem with stock appreciation rights in October of 1993 to acquire 10,000 shares of Series A TCI Group Common Stock and 2,500 shares of Series A Liberty Group Common Stock. Options to acquire 5,000 and 1,250, respectively, of such shares are currently exercisable.

(15) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in December of 1995 to acquire 50,000 shares of International Series A Common Stock. Twenty percent of these options became exercisable on August 4, 1996. Such grant is subject to the approval by the stockholders of the 1995 Stock Plan Proposal. See note 7 to the table in "CONCERNING MANAGEMENT -- Executive Compensation -- Summary Compensation Table of International" for additional information.

(16) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1994 to acquire 9,000 shares of Series A TCI Group Common Stock and 2,250 shares of Series A Liberty Group Common Stock. Options to acquire 1,800 and 450, respectively, of such shares are currently exercisable.

(17) Certain executive officers and directors (seven persons, including Messrs. Vierra, Singer, Rexroat and Hollis and Ms. Curtis) hold options, which were granted in tandem with stock appreciation rights in December of 1995, to acquire 1,150,000 shares of International Series A Common Stock. Twenty percent of these options became exercisable on August 4, 1996. Additionally, Messrs. Vierra and Singer and Ms. Curtis hold in the aggregate 40,000 shares of restricted International Series A Common Stock. Such shares vest as to 50% in December of 1999 and as to the remaining 50% in December of 2000.

(18) Assumes the exercise in full of stock options granted in April of 1996 pursuant to the Director Plan to acquire 200,000 shares of International Series A Common Stock. None of these options are exercisable until April of 1997. Such grants are subject to the approval by the stockholders of the Director Plan Proposal. See "CONCERNING MANAGEMENT -- Executive Compensation -- Compensation of Directors" and "THE DIRECTOR PLAN PROPOSAL" for additional information concerning these grants.

(19) Certain executive officers and directors (five persons, including Messrs. Malone, Vierra, Singer and Rexroat) hold options, which were granted in tandem with stock appreciation rights in November of 1992, to acquire an aggregate of 1,260,000 shares of Series A TCI Group Common Stock and 315,000 shares of Series A Liberty Group Common Stock. Options to acquire 756,000 and 189,000 of such shares are currently exercisable. Also, certain executive officers and directors (six persons, including Messrs. Vierra, Singer, Kern and Rexroat and Ms. Curtis) hold options, which were granted in tandem with stock appreciation rights in October and November of 1993, to acquire an aggregate of 1,767,500 shares of Series A TCI Group Common Stock and 441,875 shares of Series A Liberty Group Common Stock. Options to acquire 883,750 and 208,437 shares of such shares are currently exercisable. Additionally, certain executive officers and directors (six persons including Messrs. Vierra, Singer, and Hollis and Ms. Curtis) hold options, which were granted in tandem with stock appreciation rights in November of 1994, to acquire 543,000 shares of Series A TCI Group Common Stock and 135,750 shares of Series A Liberty Group Common Stock. Options to acquire 108,600 and 27,150, respectively, of such shares are currently exercisable. In addition, Mr. Kern holds a stock option, which was granted in November of 1994 pursuant to the TCI Director Stock Option Plan, to purchase 50,000 shares of Series A TCI Group Common Stock and 12,500 shares of Series A Liberty Group Common Stock. Options to acquire 10,000 and 2,500, respectively, of such shares are currently exercisable. Certain executive officers and directors (three persons, including Messrs. Malone and Kern) hold options, which were granted in tandem with stock appreciation rights in December of 1995, to acquire an aggregate of 1,800,000 shares of Series A TCI Group Common Stock and 450,000 shares of Series A Liberty Group Common Stock. Twenty percent of these options became exercisable on August 4, 1996. The grant of certain of such options is subject to the approval by stockholders of TCI of a new stock incentive plan. Additionally, an officer holds 40,000 shares of restricted Series A TCI Group Common Stock and 10,000 shares of restricted Series A Liberty Group Common Stock. Such shares vest 50% in December of 1999 and the remaining 50% in December of 2000.

     In addition, all of the directors and executive officers of the Company as a group hold an aggregate of 17,700 Ordinary Shares of TeleWest plc, an indirectly owned subsidiary of the Company ("TeleWest"), with Mr. Vierra holding 17,500 of such shares and Mr. Singer holding 200 of such shares.

CHANGE OF CONTROL

     The Company knows of no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company. Notwithstanding the foregoing, TCI, the controlling stockholder of the Company, is not committed to maintain its current ownership position in the Company. As a result, there can be no assurance of TCI's continued ownership of International Common Stock or as to the manner or timing of any disposition of TCI's International Common Stock, and any substantial change in such ownership could result in a change in control of the Company. See also, "CONCERNING MANAGEMENT -- Certain Relationships and Related Transactions -- Relationship with TCI" for additional information.

                         ELECTION OF DIRECTORS PROPOSAL

GENERAL

     The persons named in the accompanying proxy will vote for the election of three directors, with the term of office of each to continue until the 1999 annual meeting of stockholders or until his successor shall have been duly elected and qualified, unless authority to vote is withheld. Tomiichi Akiyama, Jerome H. Kern and Adam N. Singer are the three nominees for election as directors of the Company, and the Company is informed that these nominees are willing to serve as directors. However, if any such nominee should decline or should become unable to serve as a director for any reason, votes will be cast for a substitute nominee, if any, designated by the Board of Directors, or, if none is so designated prior to the election, votes will be cast according to the judgment in such matters of the person or persons voting the proxy. Each of Messrs. Akiyama, Kern and Singer is an incumbent director.

     The Company's Restated Certificate of Incorporation provides for a classified Board of Directors of not less than three members, with the exact number of directors to be fixed by resolution of the Board. The Board of Directors currently consists of seven members. For purposes of determining their terms, directors are divided into three classes. The Class I directors, whose term expires at the Annual Meeting, are Messrs. Akiyama, Kern and Singer. The Class II directors, whose term expires at the 1997 annual stockholders meeting, are Messrs. Pierre Lescure and Fred A. Vierra. The Class III directors, whose term expires at the 1998 annual stockholders meeting, are Mr. Paul A. Gould and Dr. John C. Malone. Each director elected at an annual stockholders meeting will serve for a term ending on the date of the third annual stockholders meeting after his election or until his earlier death, resignation or removal.

     The following lists the three nominees for election as directors of the Company and the four directors of the Company whose term of office will continue after the Annual Meeting, including the birth date of each person, the positions with the Company or principal occupations of each person, certain other directorships held and the year each person became a director of the Company. The number of shares of International Common Stock owned beneficially by each such person as of April 30, 1996 is set forth in "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

NOMINEES FOR ELECTION AS DIRECTORS

     TOMIICHI AKIYAMA: Born December 17, 1929; Director of the Company since August 1995. Mr. Akiyama has served as President of Sumitomo Corporation, a Japanese trading company, for more than the last five years.

     JEROME H. KERN: Born June 1, 1937; Director of the Company since May 1995. Mr. Kern has been special counsel from July 1996 to present and was a senior partner from September 1992 to July 1996 with the law firm of Baker & Botts, L.L.P. From January 1992 to September 1992, Mr. Kern was senior partner with the Law Offices of Jerome H. Kern, and from 1986 to 1991, Mr. Kern was a senior partner with the law firm of Shea & Gould. Mr. Kern is a Director of TCI.

     ADAM N. SINGER: Born January 19, 1952; President and Chief Operating Officer of the Company since October 1994 and Director of the Company since May 1995. Previously, from June 1992 to October 1994, Mr. Singer was Vice President-International of TCI Communications, Inc., the predecessor company to TCI, and now a subsidiary of TCI ("TCIC"). Mr. Singer was President and Chief Executive Officer of United Artists Entertainment (Programming) Limited, a company which provides programming management services ("UAEP"), from September 1988 to June 1992. Mr. Singer is a Director of TeleWest and Flextech plc ("Flextech").

DIRECTORS WHOSE TERM EXPIRES IN 1997

     PIERRE LESCURE: Born February 7, 1945; Director of the Company since July 1995. Mr. Lescure has served as Chief Executive Officer of Canal + S.A. and Chairman and Chief Executive Officer of Le Studio Canal + since 1986. Canal + S.A. is an European pay TV operator and Le Studio Canal + is a movie production subsidiary of Canal +.

     FRED A. VIERRA: Born November 9, 1931; Chief Executive Officer and Director of the Company since October 1994 and Vice Chairman of the Board of the Company since May 1995. From October 1994 to May 1995, Mr. Vierra served as Chairman of the Board of the Company. Mr. Vierra has served as Executive Vice President of TCI since January 1994 and as Executive Vice President of TCIC from December 1991 to October 1994. From May 1989 to December 1991, Mr. Vierra was President, Chief Operating Officer and Director of United Artists Entertainment, Inc. ("United Artists"), which at the time was a majority owned subsidiary of TCIC. Mr. Vierra is a Director of TeleWest, Flextech and Turner Broadcasting System, Inc.

DIRECTORS WHOSE TERM EXPIRES IN 1998

     PAUL A. GOULD: Born September 27, 1945; Director of the Company since July 1995. Mr. Gould has been a Managing Director and an Executive Vice President of Allen & Company Incorporated, a securities firm, for more than the last five years. He is also a Director of National Patent Development Corporation and United Video Satellite Group Incorporated.

     JOHN C. MALONE: Born March 7, 1941; Chairman of the Board and Director of the Company since May 1995. Dr. Malone has served as Chief Executive Officer since March 1992 and President since 1973 of TCI (and its predecessor company). Dr. Malone is a Director of TCI, Turner Broadcasting System, Inc., BET Holdings, Inc., Home Shopping Network, Inc. and The Bank of New York.

VOTE REQUIRED FOR APPROVAL

     THE ELECTION OF DIRECTORS PROPOSAL MUST BE APPROVED BY A PLURALITY OF THE VOTES OF THE SHARES OF THE INTERNATIONAL SERIES A COMMON STOCK AND THE INTERNATIONAL SERIES B COMMON STOCK, REPRESENTED IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING, VOTING AS A SINGLE CLASS.

                             CONCERNING MANAGEMENT

EXECUTIVE OFFICERS

     The following lists the executive officers of the Company, other than the directors listed above, their birth dates, and a description of their business experience and positions held within the Company as of July 30, 1996. All officers are appointed for an indefinite term, serving at the pleasure of the Board of Directors.

          NAME                                          POSITIONS
          ----                                          ---------
Miranda Curtis              Senior Vice President of the Company since May 1995. From October
Born November 26, 1955      1994 to May 1995, Ms. Curtis served as a Vice President of the
                            Company. From May 1992 to October 1994, Ms. Curtis was Director of
                            International Development in the international division of TCI
                            (and its predecessor company) and was principally responsible for that division's activities in Asia and the United Kingdom. From
                            September 1989 through May 1992, Ms. Curtis served as Director of
                            Development and Marketing for a predecessor of TeleWest and then as Business Development Manager of UAEP.
Wayne L. Gowen              Senior Vice President of the Company since February 1996. Mr.
Born October 21, 1946       Gowen served as Managing Director of TeleCommunications of Comcast
                            Europe, a company which provided cable and telephony services, from October 1993 to January 1996, and as Vice President of
                            Corporate Development of U S WEST, Inc., a regional Bell operating company, from January 1992 through September 1993. From October
                            1989 to January 1992, Mr. Gowen served as Managing Director of U S
                            WEST Cable Communications in the United Kingdom.
Gregory B. Armstrong        Vice President of Cable Operations of the Company since May 1995,
Born September 27, 1946     having previously been an employee of the Company since August
                            1994. In his current capacity, Mr. Armstrong is responsible for oversight of the cable performance of the Company's cable
                            television subsidiaries and affiliates. Mr. Armstrong was
                            President of Cable Management Group, Inc., a company which specialized in cable operations, from 1988 to 1994.
Stephen M. Brett            Vice President and Secretary of the Company since May 1995. Mr.
Born September 20, 1940     Brett has served as Executive Vice President, General Counsel and
                            Secretary of TCI since January 1994 and as Senior Vice President and General Counsel of TCIC since December 1991. From August 1988 through December 1991, Mr. Brett was Executive Vice
                            President-Legal and Secretary of United Artists and its
                            predecessor, United Artists Communications, Inc.
Graham E. Hollis            Vice President and Chief Financial Officer of the Company since
Born January 9, 1952        May 1995. From July 1994 to May 1995, Mr. Hollis was the Director
                            of Finance of the Company. From January 1994 to July 1994, Mr.
                            Hollis was Vice President-Finance of DTC Management, LLC, a
                            subsidiary of The Peninsula and Oriental Steam Navigation Company,
                            an English company which provided diversified transportation, leisure and shipping services. Prior to his position with DTC
                            Management LLC, Mr. Hollis served as the Director of Accounting for TCD North, Inc., a real estate investment company.
Richard L. Rexroat, Jr.     Vice President of Engineering of the Company since May 1995. From
Born October 5, 1945        February 1993 to May 1995, Mr. Rexroat served as Vice President of
                            TCI responsible for its technical cable operations. Prior to
                            February 1993, Mr. Rexroat served at different times as Director of Engineering, Director of Fiber Optic Engineering and Operations
                            Engineer for TCIC.

     There are no family relations, of first cousin or closer, among the Company's directors or executive officers, by blood, marriage or adoption.

     During the past five years, neither the above officers nor any director of the Company has had any involvement in such legal proceedings as would be material to an evaluation of his ability or integrity.

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater-than-ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such Forms 3, 4 and 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, the Company believes that, during the year ended December 31, 1995, its officers, directors and greater-than-ten-percent beneficial owners complied with all Section 16(a) filing requirements, except that a report covering Mr. Brett's December 1995 grant of stock options in tandem with stock appreciation rights was filed late.

EXECUTIVE COMPENSATION

     Summary Compensation Table of International. On August 3, 1995, TCI amended its Restated Certificate of Incorporation to, among other things, (i) re-designate the TCI Class A Common Stock as "Tele-Communications, Inc. Series A TCI Group Common Stock" (the "Series A TCI Group Common Stock") and the TCI Class B Common Stock as "Tele-Communications, Inc. Series B TCI Group Common Stock" (the "Series B TCI Group Common Stock" and together with the Series A TCI Group Common Stock, the "TCI Group Common Stock") and (ii) authorize two additional series of TCI common stock, designated as "Tele-Communications, Inc. Series A Liberty Media Group Common Stock" (the "Series A Liberty Group Common Stock") and "Tele-Communications, Inc. Series B Liberty Media Group Common Stock" (the "Series B Liberty Group Common Stock" and together with the Series A Liberty Group Common Stock, the "Liberty Group Common Stock"). Thereafter, TCI distributed to the holders of TCI Group Common Stock one-fourth of a share of the corresponding series of Liberty Group Common Stock in respect of each share of TCI Group Common Stock held of record as of August 4, 1995, the record date for such distribution (the "Distribution"). Certain of the stock options with tandem stock appreciation rights relative to Series A TCI Group Common Stock and Series A Liberty Group Common Stock indicated in the following tables were granted prior to the foregoing redesignation and Distribution. Options to purchase TCI Class A Common Stock outstanding at the time of the Distribution were adjusted by issuing to the holders of such options separate options to purchase that number of shares of Series A Liberty Group Common Stock which the holder would have been entitled to receive had the holder exercised such option to purchase TCI Class A Common Stock prior to the record date for the Distribution and reallocating a portion of the aggregate exercise price of the previously outstanding options to the newly issued options to purchase Series A Liberty Group Common Stock.

     The following table shows for the years ended December 31, 1995 and 1994 all forms of compensation for the Chief Executive Officer and each of the four most highly compensated executive officers of the Company, whose annual salary and bonus exceeded $100,000 for the year ended December 31, 1995:

                                                                                   LONG-TERM COMPENSATION
                                          ANNUAL COMPENSATION                    --------------------------
                          ---------------------------------------------------                    SECURITIES
                                                                   OTHER         RESTRICTED      UNDERLYING     ALL OTHER
        NAME AND                                                  ANNUAL            STOCK         OPTIONS/      COMPENSA-
   PRINCIPAL POSITION     YEAR   SALARY($)       BONUS($)     COMPENSATION($)     AWARDS($)       SARS(#)       TION($)(1)
- ------------------------- ----   ----------      --------     ---------------    -----------     ----------     ---------
Fred A. Vierra
(Chief Executive Officer) 1995    $650,000(3)         --          $ 3,207         $ 380,625(2)     400,000(7)    $15,000
                          1994    $669,613(3)                     $ 1,024                          250,000(4)    $15,000
Adam N. Singer
(President and Chief      1995    $350,000       $50,000          $11,355         $ 380,625(2)     400,000(7)    $ 6,006
Operating Officer)        1994    $314,187            --               --                --        125,000(4)    $15,000
Miranda Curtis
(Senior Vice President)   1995    $155,300(5)    $34,943 (5)      $31,041(6)      $ 253,750(2)     200,000(7)         --
                          1994    $156,650(5)    $35,246 (5)      $45,711(6)             --         31,250(4)         --
Richard L. Rexroat, Jr.
(Vice President of        1995    $145,000       $26,500          $ 2,998                --         50,000(7)    $13,260
Engineering)              1994    $140,000       $11,465               --                --             --       $13,260
Graham E. Hollis
(Chief Financial Officer  1995    $124,231       $61,500               --                --         50,000(7)    $ 6,133
and Vice President of     1994    $ 53,077            --               --                --         11,250(4)         --
Finance)

- ---------------

(1) All amounts shown in this column represent contributions to the TCI ESPP. All named executive officers of the Company for whom contributions were made in 1995 and 1994 are fully vested except for Mr. Hollis. Directors who are not employees of TCI or the Company are ineligible to participate in the TCI ESPP. The TCI ESPP, a defined contribution plan, enables participating employees to acquire a proprietary interest in TCI and provides benefits upon retirement. Under the terms of the TCI ESPP, employees are eligible for participation after one year of service. The TCI ESPP's normal retirement age is 65 years. Participants may contribute up to 10% of their compensation and TCI (by annual resolution of the Board of Directors) may contribute up to a matching 100% of the participants' contributions. The TCI ESPP includes a salary deferral feature in respect of employee contributions. Forfeitures (due to participants' withdrawal prior to full vesting) are used to reduce TCI's otherwise determined contributions. Generally, participants acquire a vested right in TCI contributions as follows:

        YEARS OF
        SERVICE                                              VESTING PERCENTAGE
        --------                                             ------------------
        Less than 1........................................            0
             1-2...........................................           20
             2-3...........................................           30
             3-4...........................................           45
             4-5...........................................           60
             5-6...........................................           80
             6 or more.....................................          100

    Participant contributions are fully vested. Although TCI has not expressed an intent to terminate the TCI ESPP, it may do so at any time. The TCI ESPP provides for full immediate vesting of all participants' rights upon termination. The Company's employees are eligible to participate in the TCI ESPP for so long as TCI beneficially owns shares of the common stock of the Company representing a majority in voting power of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors.

(2) On December 13, 1995, Messrs. Vierra and Singer and Ms. Curtis were granted 15,000, 15,000 and 10,000 restricted shares, respectively, of International Series A Common Stock. Such restricted shares vest as to 50% of such shares on December 13, 1999 and as to the remaining 50% on December 13, 2000. Such restricted shares had a value at the end of 1995, based upon the closing sales price per share of the International Series A Common Stock on the Nasdaq National Market on December 29, 1995, of $341,250, $341,250 and $227,500, respectively. The Company has not paid cash dividends on its International Series A Common Stock and does not anticipate declaring and paying cash dividends on the International Series A Common Stock at any time in the foreseeable future. See "-- Option and SAR Grants Table" below.

(3) Includes deferred compensation of $250,000.

(4) On November 17, 1994, certain key employees of TCI were granted options in tandem with stock appreciation rights to acquire an aggregate of 3,191,000 shares of Series A TCI Group Common Stock and 797,750 shares of Series A Liberty Group Common Stock at adjusted purchase prices of $16.50 and $22.00 per share, respectively. Messrs. Vierra, Singer and Hollis and Ms. Curtis (who were at the time officers or employees of TCI) received the awards indicated in the table pursuant to such grants. Such options vest evenly over five years, became exercisable beginning on November 17, 1995 and expire on November 17, 2004. Notwithstanding the vesting schedule as set forth in the applicable option agreement, the option shares and stock appreciation rights shall become available for purchase if the grantee's employment with TCI (a) shall terminate by reason of (i) termination by TCI without cause (ii) termination by the grantee for good reason (as defined in the agreement) or (iii) disability, (b) shall terminate pursuant to provisions of a written employment agreement, if any, between the grantee and TCI which expressly permits the grantee to terminate such employment upon occurrence of specified events (other than the giving of notice and passage of time), or (c) if the grantee dies while employed by TCI. Further, the option shares and stock appreciation rights will become available for purchase in the event of an Approved Transaction, Board Change, or Control Purchase (each as defined), unless in the case of an Approved Transaction, the Compensation Committee of TCI determines otherwise as permitted by the plan.

(5) Ms. Curtis' salary and bonus were paid by United Artists European Holdings, Inc. ("UAEH") in UK pounds sterling. The 1995 and 1994 amounts in the table represent the U.S. dollar equivalent using the exchange rates in effect on December 29, 1995 and December 31, 1994, respectively. UAEH is an indirect subsidiary of the Company.

(6) All of the 1995 amount and $31,311 of the 1994 amount represent the U.S. dollar equivalents, using the exchange rates in effect on December 29, 1995 and December 31, 1994, respectively, for the portions of the disturbance allowances and other compensation that were paid to Ms. Curtis in pounds sterling.

(7) For additional information regarding this award, see "-- Option and SAR Grants Table" below.

    Option and SAR Grants Table. Subject to stockholder approval, the Board of Directors of the Company adopted, on July 11, 1995, the Tele-Communications International, Inc. 1995 Stock Incentive Plan (the "1995 Plan"). The 1995 Plan provides for awards to be made in respect of a maximum of 3,000,000 shares of International Series A Common Stock (subject to certain anti-dilution adjustments). Awards may be made as grants of stock options ("Options"), stock appreciation rights ("SARs"), restricted shares ("Restricted Shares"), stock units ("Stock Units"), or any combination thereof (collectively, "Awards"). Shares of International Series A Common Stock that are subject to Awards that expire, terminate or are annulled for any reason without having been exercised (or deemed exercised, by virtue of the exercise of a related SAR), or are forfeited prior to becoming vested will return to the pool of such shares available for grant under the 1995 Plan.

     The following table discloses all individual grants of stock options and SARs granted to each of the named executive officers of the Company during the year ended December 31, 1995.

                             NUMBER OF
                             SECURITIES
                             UNDERLYING   % OF TOTAL
                             OPTIONS/    OPTIONS/SARS                   MARKET
                               SARS       GRANTED TO    EXERCISE OR    PRICE ON                       GRANT DATE
                              GRANTED    EMPLOYEES IN   BASE PRICE    GRANT DATE     EXPIRATION      PRESENT VALUE
NAME                             (1)        1995(1)        ($/SH)      ($/SH)(5)         DATE              (6)
- ----                         ---------   ------------   -----------   ----------   ---------------   -------------
Fred A. Vierra............    400,000          (2)        $ 16.00      $ 25.375     August 4, 2005    $ 6,913,440
Adam M. Singer............    400,000          (2)        $ 16.00      $ 25.375     August 4, 2005    $ 6,913,440
Miranda Curtis............    200,000          (3)        $ 16.00      $ 25.375     August 4, 2005    $ 3,456,720
Richard L. Rexroat, JR. ..     50,000          (4)        $ 16.00      $ 25.375     August 4, 2005    $   864,180
Graham E. Hollis..........     50,000          (4)        $ 16.00      $ 25.375     August 4, 2005    $   864,180

- ---------------

(1) On December 13, 1995, pursuant to the 1995 Plan, certain executive officers, directors and other key employees of the Company and TCI were granted 1,302,000 options in tandem with stock appreciation rights to acquire shares of International Series A Common Stock at a purchase price of $16 per share. Additionally, one executive officer of TCI was granted an aggregate of 50,000 options in tandem with stock appreciation rights to acquire from TCI shares of International Series A Common Stock owned by it. Such options vest evenly over five years with such vesting period beginning August 4, 1995, first become exercisable beginning on August 4, 1996 and expire on August 4, 2005. The above-described grants are subject to stockholder approval pursuant to the 1995 Stock Plan Proposal.

(2) Mr. Vierra's and Mr. Singer's grants of such options in tandem with stock appreciation rights each represent 30.7% of the total options granted pursuant to the 1995 Plan, and 29.6% of all options granted in 1995 to purchase International Series A Common Stock (including the grant by TCI to one of its officers of options in tandem with stock appreciation rights to purchase shares of International Series A Common Stock owned by TCI).

(3) Ms. Curtis' grant of such options in tandem with stock appreciation rights represents 15.4% of the total options granted pursuant to the 1995 Plan, and 14.8% of all options granted in 1995 to purchase International Series A Common Stock (including the grant by TCI to one of its officers of options in tandem with stock appreciation rights to purchase shares of International Series A Common Stock owned by TCI).

(4) Mr. Rexroat's and Mr. Hollis' grants of such options in tandem with stock appreciation rights each represent 3.8% of the total options granted pursuant to the 1995 Plan, and 3.7% of all options granted in 1995 to purchase International Series A Common Stock (including the grant by TCI to one of its officers of options in tandem with stock appreciation rights to purchase shares of International Series A Common Stock owned by TCI).

(5) Based on the closing sales price per share of International Series A Common Stock on the Nasdaq National Market on December 13, 1995.

(6) The values shown are based on the Black-Scholes model and are stated in current annualized dollars on a present value basis. The key assumptions used in the model for purposes of this calculation include the following:
    (a) a 5.75% discount rate; (b) a volatility factor based upon the Company's historical trading pattern; (c) the 10-year option term; and (d) the closing price of International Series A Common Stock on January 15, 1996. The actual value an executive may realize will depend on the extent to which the stock price exceeds the exercise price on the date the option is exercised. Accordingly, the value, if any, realized by an executive will not necessarily be the value determined by the model.

     Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table. The following table provides each exercise of stock options and SARs during the year ended December 31, 1995 by each of the named executive officers of the Company and the December 31, 1995 year-end number and value of unexercised options and SARs on an aggregated basis:

                                                                              NUMBER OF
                                                                              SECURITIES          VALUE OF
                                                                              UNDERLYING        UNEXERCISED
                                                                             UNEXERCISED        IN-THE-MONEY
                                                                           OPTIONS/SARS AT    OPTIONS/SARS AT
                                                                             DECEMBER 31,       DECEMBER 31,
                                                                               1995(#)            1995($)
             NAME AND                SHARES ACQUIRED   VALUE REALIZED        EXERCISABLE/       EXERCISABLE/
      SERIES OF COMMON STOCK         ON EXERCISE(#)          $              UNEXERCISABLE     UNEXERCISABLE(1)
- -----------------------------------  ---------------   --------------      ----------------   ----------------
Fred A. Vierra
  International Series A
     Exercisable...................          --                 --                    0          $        0
     Unexercisable.................          --                 --              400,000          $2,700,000
  Series A TCI Group
     Exercisable...................       9,714           $100,054              150,000          $  946,250
     Unexercisable.................          --                 --              250,000          $1,203,750
  Series A Liberty Group
     Exercisable...................          --                 --               37,500          $  327,188
     Unexercisable.................          --                 --               62,500          $  422,812
Adam N. Singer
  International Series A
     Exercisable...................          --                 --                    0          $        0
     Unexercisable.................          --                 --              400,000          $2,700,000
  Series A TCI Group
     Exercisable...................          --                 --               75,000          $  473,125
     Unexercisable.................          --                 --              125,000          $  601,875
  Series A Liberty Group
     Exercisable...................          --                 --               18,750          $  163,594
     Unexercisable.................          --                 --               31,250          $  211,406
Miranda Curtis
  International Series A
     Exercisable...................          --                 --                    0          $        0
     Unexercisable.................          --                 --              200,000          $1,305,000
  Series A TCI Group
     Exercisable...................          --                 --                8,750          $   44,531
     Unexercisable.................          --                 --               23,750          $   95,156
  Series A Liberty Group
     Exercisable...................          --                 --                2,187          $   15,581
     Unexercisable.................          --                 --                5,938          $   33,872
Richard L. Rexroat, Jr.
  International Series A
     Exercisable...................          --                 --                    0          $        0
     Unexercisable.................          --                 --               50,000          $  337,500
  Series A TCI Group
     Exercisable...................          --                 --               11,000          $   81,125
     Unexercisable.................          --                 --                9,000          $   66,375
  Series A Liberty Group
     Exercisable...................          --                 --                2,750          $   27,844
     Unexercisable.................          --                 --                2,250          $   22,781

                                                                              NUMBER OF
                                                                              SECURITIES          VALUE OF
                                                                              UNDERLYING        UNEXERCISED
                                                                             UNEXERCISED        IN-THE-MONEY
                                                                           OPTIONS/SARS AT    OPTIONS/SARS AT
                                                                             DECEMBER 31,       DECEMBER 31,
                                                                               1995(#)            1995($)
NAME AND                            SHARES ACQUIRED   VALUE REALIZED        EXERCISABLE/       EXERCISABLE/
SERIES OF COMMON STOCK               ON EXERCISE(#)          $              UNEXERCISABLE     UNEXERCISABLE(1)
- ----------------------              ---------------   ---------------      ---------------    ----------------
Graham E. Hollis
  International Series A
     Exercisable...................          --              --                       0          $      0
     Unexercisable.................          --              --                  50,000          $337,500
  Series A TCI Group Exercisable...          --              --                   1,800          $  6,075
     Unexercisable.................          --              --                   7,200          $ 24,300
  Series A Liberty Group
     Exercisable...................          --              --                     450          $  2,194
     Unexercisable.................          --              --                   1,800          $  8,775

- ---------------

(1) Based on the closing sales price per share of International Series A Common Stock, Series A TCI Group Common Stock and Series A Liberty Group Common Stock on the Nasdaq National Market on December 29, 1995.

     Compensation of Directors. The standard arrangement by which the Company's directors are compensated for all services (including any amounts payable for committee participation or special assignments) as a director is as follows: each director receives a fee of $500 plus travel expenses for attendance at each meeting of the Board of Directors and each director who is not a full-time employee of the Company receives additional compensation of $30,000 per year. In addition, if approved by the stockholders pursuant to the Director Plan Proposal, the Director Plan and the grants to nonemployee directors described below will become effective.

     The Company has made grants of stock options for 50,000 shares of International Series A Common Stock to each nonemployee director of the Company (Messrs. Akiyama, Gould, Kern, Lescure and Malone). Such options have a purchase price of $16 per share (which was the initial public offering price of International Series A Common Stock on July 18, 1995) and vest and become exercisable over a five-year period, commencing on April 11, 1996, and will expire on April 11, 2006. Each person who becomes a director of the Company and is not an employee of the Company or any of its subsidiaries will be automatically granted similar options upon such person becoming a director. Additionally, each person who is an employee and director of the Company who ceases to be an employee of the Company but remains a director of the Company will be automatically granted similar options upon such event. However, the exercise price of each such subsequently granted option will be equal to the fair market value of the International Series A Common Stock on the date the option is granted. In general, such fair market value will be 95% of the last sale price for the shares of the International Series A Common Stock as reported on the Nasdaq National Market on the date of the grant, with the price resulting from such percentage rounded down to the nearest quarter dollar.

     There are no other arrangements whereby any of the Company's directors received compensation for services as a director during 1995 in addition to or in lieu of that specified by the aforementioned standard arrangement.

     Employment Contracts, Termination of Employment and Change of Control Agreements. The Company and TCI have entered into an Amended and Restated Employment Agreement with Mr. Vierra relating to Mr. Vierra's employment with the Company as Vice Chairman and Chief Executive Officer, providing for a base salary of $650,000 per year. Mr. Vierra's salary is subject to annual review by the Board of Directors, which may in its sole discretion increase his salary. Mr. Vierra's salary for 1995 was set at $650,000. Mr. Vierra's employment agreement provides for the deferral of a portion of each monthly salary payment so as to result in the deferral of salary at the rate of $250,000 per annum. The deferred amounts are to be paid in monthly installments over a 240-month period commencing on the later of December 31, 1998 and the termination of Mr. Vierra's full-time employment with the Company, together with interest thereon at the rate of 8% per annum compounded annually from the date of deferral to the payment date. In the event of Mr. Vierra's death, all outstanding deferred amounts will be paid in a lump sum to his beneficiaries.

     While he is employed by the Company pursuant to his employment agreement, Mr. Vierra is entitled to participate in all formal incentive compensation plans, stock incentive plans, employee stock purchase plans, retirement plans and insurance plans or policies adopted for the benefit of TCI's or the Company's executive officers or employees generally. Additionally, Mr. Vierra's employment agreement provides for personal use of TCI's aircraft and flight crew, limited to an aggregate value of $35,000 per year.

     Mr. Vierra's employment agreement has a stated termination date of December 31, 1998. It also provides that upon an earlier termination of Mr. Vierra's employment by the Company without cause, all remaining compensation due under such agreement for the balance of the employment term would become immediately due and payable to Mr. Vierra. Upon his death during the employment term, the Company would pay to Mr. Vierra's beneficiaries a lump sum in an amount equal to the lesser of (i) the compensation due under his employment agreement for the balance of the employment term and (ii) one year's salary. In the event of his disability, the Company would continue to pay Mr. Vierra his annual salary as and when it would have otherwise become due until the first to occur of the end of the employment term or the date of his death.

     Mr. Vierra's agreement further provides that during his employment with the Company and for the longer of: (i) a period of two years following the effective date of his termination of employment, or (ii) until December 31, 1998 (in the event Mr. Vierra terminates his employment before the end of the term of his employment in breach of the employment agreement or in the event Mr. Vierra is terminated "for cause" (as defined in the employment agreement) by the Company), Mr. Vierra will not be connected with any entity in any manner, as defined in the agreement, which competes in a material respect with the business of the Company or any of the Company's or TCI's majority owned subsidiaries. However, the agreement provides that Mr. Vierra may own securities of any corporation listed on a national securities exchange or quoted on the Nasdaq National Market to the extent of an aggregate of 5% of the amount of such securities outstanding. Under the employment agreement, substantially all of Mr. Vierra's business time, attention and efforts will be devoted to the affairs of the Company. TCI is a party to the employment agreement and agrees to provide to Mr. Vierra certain benefits thereunder; however, any payment or expense incurred by TCI under the employment agreement will be reimbursed to TCI by the Company under the terms of the Services Agreement between TCI and the Company, dated as of July 18, 1995. See "CONCERNING MANAGEMENT -- Certain Relationships and Related Transactions."

     Compensation Committee Interlocks and Insider Participation. The Compensation Committee of the Company's Board of Directors is responsible for determining executive compensation policies and guidelines. Messrs. Gould, Kern and Malone constitute the Compensation Committee. Dr. Malone is the Chairman of the Board of the Company and the President and Chief Executive Officer of TCI. He is not an officer of any of the Company's subsidiaries. Neither Mr. Gould nor Mr. Kern are or were officers of the Company or any of its subsidiaries. However, Mr. Kern is a director of TCI and special counsel with the law firm of Baker & Botts, L.L.P., the principal outside counsel for the Company and TCI.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     Neither the report of the Compensation Committee of the Board of Directors (the "Compensation Committee") nor the stock performance graph that follows such report shall be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Consistent with the compensation philosophy applicable when the Company was a wholly owned subsidiary of TCI, and continuing that philosophy, the Compensation Committee believes that a link should exist between executive compensation and the return on investment provided to stockholders. The Compensation Committee has developed and implemented a compensation policy which seeks to attract and retain highly skilled and effective executives with the business experience and acumen necessary to achievement of the long-term business objectives of the Company and to align the financial interest of the Company's senior executives with those of its stockholders. The Company attempts to realize these goals by providing competitive compensation and linking a substantial portion of compensation to the enhancement of stockholder value.

     The Company's executive compensation is based principally on two components -- salary and equity based incentives -- each of which is intended to serve the Company's overall compensation philosophy. Generally, the Company does not pay cash bonuses to its senior executives.

     Base Salary. Base salary for executive officers is generally targeted at the median for executives with comparable qualifications, experience and responsibilities of other companies in the media industry. Executive salaries are consistent with this philosophy. Base salary levels are also based on the employee's relative level of seniority and responsibility.

     During 1995, the Compensation Committee of TCI (the "TCI Compensation Committee") undertook a review of the compensation paid to its key employees, including present employees of the Company, and retained independent consultants to advise it in connection with setting base salaries. The consultants provided TCI, the TCI Compensation Committee and the Compensation Committee with surveys of base salaries, bonuses and long-term incentive compensation packages of the chief executive officers and certain other senior officers in the media industry, including seven companies with international operations in the cable television industry and approximately 80 companies in various other industries. The TCI Compensation Committee then established salary levels for the executive officers of the Company while the Company was still wholly owned by TCI.

     In December 1995, the Compensation Committee established new salary levels for 1996 for certain of its executive officers (other than the Chief Executive Officer) at the median of the annual salaries and bonuses of officers in comparable positions and in companies included in the survey. In connection with the Compensation Committee's assessment of the appropriate base salary levels for its executives, the Compensation Committee took into account the employment agreement between its Chief Executive Officer, the Company and TCI with a stated termination date of December 31, 1998, which agreement establishes a minimum base salary and participation in certain incentive, retirement and insurance plans or policies adopted for the benefit of the Company's or TCI's executive officers or employees generally. Certain terms of the employment agreement of the Chief Executive Officer are described under "CONCERNING MANAGEMENT -- Executive Compensation -- Employment Contracts, Termination of Employment and Change of Control Agreements."

     Equity-Based Incentives. The Compensation Committee has emphasized equity-based incentives rather than salary and bonuses in determining the appropriate mix of compensation in order to arrive at a competitive compensation package for its executive officers. The Compensation Committee believes that reliance upon such incentives is advantageous to the Company because they foster a long-term commitment by the recipients to the Company and motivate the recipients to seek to improve the long-term market performance of International Series A Common Stock. During 1995, the Compensation Committee authorized the grant of stock options in tandem with stock appreciation rights to the named executive officers, including the Chief Executive Officer, and other key employees. See "CONCERNING MANAGEMENT -- Executive Compensation -- Summary Compensation Table of International" and CONCERNING MANAGEMENT -- Executive Compensation -- Option and SAR Grants Table" for additional information concerning these awards. The exercise price of such options was established at the initial public offering price of the International Series A Common Stock. Such options vest in equal amounts over five years and, except in certain circumstances, executives must be employed by the Company at the time of vesting in order to exercise the options. The aggregate number of shares of the International Series A Common Stock covered by the options granted to the named executives in 1995 represents approximately 1% of the total number of shares of such series outstanding. These grants were made after a review of the exercise prices, numbers and dates of awards of those options and tandem stock appreciation rights already held by the Company's executives and other key employees, which were all options to acquire Series A TCI Group Common Stock and Series A Liberty Media Group Common Stock. In addition, the Compensation Committee determined to grant to its executives, including the Chief Executive Officer, restricted stock in order to encourage executive stock ownership which the Compensation Committee believes will more closely align the interests of the executives with those of the Company's stockholders. The terms and conditions of the restricted stock awards require, with certain exceptions, that the recipient be employed by the Company at the time of vesting in order to be entitled to retain the restricted stock, and provide for vesting of 50% at the end of four years and 100% at the end of five years from August 4, 1995. See "CONCERNING MANAGEMENT -- Executive Compensation -- Summary Compensation Table of International" for additional information concerning these awards. With respect to the grant to Mr. Vierra of stock options in tandem with stock appreciation rights to purchase 400,000 shares of International Series A Common Stock and the grant to Mr. Vierra of 15,000 restricted shares of International Series A Common Stock, the Compensation Committee believed that such grants were required to maintain Mr. Vierra's compensation package at a level competitive with that of chief executive officers at other similar media companies.

     Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, and the U.S. Treasury Regulations relating to the Code (collectively, the "Code") restrict publicly traded companies from claiming or receiving a tax deduction on compensation paid to an executive officer in excess of $1 million, unless such compensation is performance based. As result, many companies with executive pay levels exceeding the $1 million limit are considering revising or amending current compensation programs to qualify the payments thereunder for deductibility. The 1995 Plan has been established in a manner which permits the Compensation Committee to make certain awards that are not subject to this limitation. In making awards under the 1995 Plan, the Compensation Committee will consider the implications of Section 162(m).

                                            COMPENSATION COMMITTEE

                                            Paul A. Gould
                                            Jerome H. Kern
                                            Dr. John C. Malone

STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return (assuming reinvestment of dividends) on the International Series A Common Stock against the Nasdaq Composite Index (U.S. and Foreign) and a peer group of companies based on the NASDAQ Telecommunications Stock Index. The graph assumes that the value of the investment in International Series A Common Stock and each index was $100 on July 18, 1995. The Company has not paid any cash dividends on the International Series A Common Stock and does not expect to pay dividends for the foreseeable future. The stockholder return performance graph below is not necessarily indicative of future performance.

  MEASUREMENT PERIOD              TELE-COMMUNICATIONS        NASDAQ TELECOMMUNICATIONS     NASDAQ COMPOSITE INDEX
(FISCAL YEAR COVERED)             INTERNATIONAL, INC.               STOCK INDEX*            (U.S. AND FOREIGN)*
- ---------------------             -------------------        -------------------------     ----------------------
7/18/95                                 100.00                         100.00                     100.00
12/29/95                                142.19                         106.27                     104.92

* All Nasdaq total return to stockholder figures are calculated on a monthly basis and quotations are as of July 18, 1995.

BOARD MEETINGS

     From July 18, 1995 (the date of the Company's initial public offering) to December 31, 1995, there was one meeting of the full Board of Directors of the Company. The meeting was attended by all directors except Mr. Kern. All other Board action during such period was taken by unanimous written consent of the members of the Board. Except for Mr. Kern, no director attended fewer than 75% of the meetings of the Board of Directors or of any committee of which he is a member during the aforementioned period in 1995.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's Board of Directors has an Audit Committee, a Compensation Committee and an Executive Committee. There is no standing nomination committee of the Company's Board of Directors.

     The members of the Audit Committee are Messrs. Gould and Lescure. The duties of the Audit Committee are to review and monitor the Company's financial reports and accounting practices to ascertain that they are within acceptable limits of sound practice, to receive and review audit reports submitted by the Company's independent auditors and by its internal auditing staff and to make such recommendations to the Board as may seem appropriate to the Audit Committee to assure that the interests of the Company are adequately protected and to review all related party transactions and potential conflict-of-interest situations. The Audit Committee of the Company held no meetings during 1995.

     The members of the Compensation Committee are Messrs. Gould, Kern and Malone. The functions of the Compensation Committee are to review and make recommendations to the Board of Directors concerning the compensation of the executive officers of the Company, to consider and make recommendations to the Board of Directors concerning existing and proposed employment agreements between the Company and its executive officers and to administer the 1995 Plan, if approved by stockholders. The Compensation Committee of the Company held one meeting during 1995.

     The members of the Executive Committee are Messrs. Gould, Malone and Vierra. The Executive Committee exercises all of the powers and authority of the Board of Directors between meetings of the entire Board, other than such powers and authority as the Delaware General Corporation Law specifically prohibits an executive committee from performing. The Executive Committee took all action by unanimous written consent and therefore held no meetings during 1995.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Relationship with TCI. TCI owns 86,250,000 shares of International Series A Common Stock and 11,700,000 shares of International Series B Common Stock which, at April 30, 1995, collectively represented approximately 91% of the total voting power of the outstanding shares of International Common Stock. Consequently, TCI has significant influence over the policies and affairs of the Company and is in a position to determine the outcome of corporate actions requiring stockholder approval, including the election of directors, the adoption of amendments to the Company's charter and the approval of mergers and sales of the Company's assets.

     There can be no assurance as to TCI's continued ownership interest in the Company or as to the manner or timing of any disposition of International Common Stock by TCI. Any disposition of International Common Stock by TCI that results in it owning less than a majority in voting power of the International Common Stock may have significant adverse consequences for the Company, including the possible termination of TCI's lending commitment to the Company under the TCI Credit Facility. See "-- TCI Credit Facility" below.

     TCI formed the Company during the fourth quarter of 1994 and the first quarter of 1995 through the contribution to the Company of substantially all of TCI's international cable television and telephony assets and certain of TCI's international programming assets. The international programming assets that were not contributed to the Company remained in two of TCI's other subsidiaries, Liberty Media Corporation ("Liberty") and TCIC. The international programming assets that remained with Liberty are those that were either (i) devoted to foreign sports programming or (ii) owned directly or indirectly (in whole or in part) by U.S.-based programming companies in which Liberty has an interest.

     Liberty's foreign sports programming is operated through Liberty Sports, Inc. (100% interest), Affiliated Regional Communications Ltd. (65% interest) and LMC International, Inc. (100% interest), and includes services such as Prime Deportiva, Premier Sports Network, Premier All Star Sports and Prime Sports. Liberty also distributes certain of its domestic sports programming to markets outside of the United States, primarily as "backdrop" services. In addition to its foreign sports programming, Liberty has significant interests in domestic regional sports channels and networks. Liberty Sports Inc., which produces Prime Deportiva, is principally engaged in the production and distribution of domestic regional sports programming. Liberty initially retained the international sports assets of TCI due to Liberty's experience in sports programming. On October 30, 1995, each of the Company and Liberty agreed to contribute their respective interests in foreign sports programming to a newly-formed partnership with The News Corporation Limited to conduct a sports programming business on a world-wide basis. See
"-- Sports Programming Venture" below.

     U.S.-based programming companies in which Liberty has an ownership interest, and which operate or have interests in foreign programming services, are Discovery Communications, Inc. (49% interest) (The Discovery Channel Europe, Discovery Asia, Discovery Latin America and TLC Europe), International Family Entertainment, Inc. (20% non-voting interest) (The Family Channel and Cable Health Club), Turner Broadcasting System, Inc. (23% interest) (CNN International, TNT Latin America, Cartoon Network Latin America, TNT & Cartoon Network Europe and TNT & Cartoon Network Asia), QVC, Inc. (42.6% interest) (QVC-The Shopping Channel (UK) and CVC Telemercado Alameda (Mexico)), Video Jukebox Network, Inc. (5.5% interest) (Video Jukebox International Limited
(UK)), and DMX, Inc. (14% interest) (music distribution in Canada, Israel and parts of Europe). The U.S.-based programming companies identified above are engaged primarily in the production and development of programming for the U.S. market. Because Liberty does not have a direct interest in the foreign programming services operated by those companies, they were not transferred to the Company.

     TCI owns an indirect 50% interest of Lenfest Communications, Inc. ("Lenfest Communications"), which is principally engaged in the operation of cable television systems in the United States. A wholly-owned subsidiary of Lenfest Communications holds a 32.7% interest in Australis Media Limited (an entity which has issued certain convertible debentures and ordinary shares to the Company) and another subsidiary of Lenfest Communications holds, as of June 30, 1996, a 19.5% interest in Videopole S.A. (a company in which the Company has a 9.5% indirect ownership interest). As TCIC does not have a direct interest in Australis or Videopole, Lenfest Communications' interest in those companies were not transferred to the Company.

     TCI has advised the Company that TCI presently intends (i) to make available to the Company any opportunity to acquire, develop, own and/or manage cable and/or telephony operations outside the United States that is presented to TCI or any of its controlled affiliates and (ii) except as provided below, to make available to the Company any opportunity to acquire, develop, manage and/or operate programming services outside of the United States (a "Programming Opportunity") that is presented to TCI or any of its controlled affiliates. The foregoing does not apply to (i) international programming services owned or managed, directly or indirectly (in whole or in part), by TCI or any of its controlled affiliates other than the Company as of July 12, 1995, (ii) international programming opportunities under development by TCI or any of its controlled affiliates other than the Company that were the subject of a signed letter of intent or other agreement in principle as of July 12, 1995, (iii) a Programming Opportunity in respect of foreign sports programming, which is expected to be pursued by a partnership owned equally by the Company and Liberty and made available to a joint venture in which the Company and Liberty will own an equal interest (see "-- Sports Programming Venture" below), (iv) a Programming Opportunity presented to a public company that is a controlled affiliate of either TCI or any of TCI's controlled affiliates (other than the Company), (v) a Programming Opportunity presented to, or cable television or cable telephony services provided by, any company or other entity in which TCI or any of its controlled affiliates has an interest but which is not itself a controlled affiliate of either TCI or any of TCI's controlled affiliates (included in this category would be, among others, Discovery Communications, Inc., International Family Entertainment, Inc., Turner Broadcasting System, Inc. and QVC, Inc.) and (vi) the distribution outside the United States of a programming service initially distributed within the United States and owned and/or managed by TCI or any of its controlled affiliates (other than the Company). If the Company determines not to pursue a Programming Opportunity, subsidiaries or controlled affiliates of TCI other than the Company may pursue such Programming Opportunity or the Company and another subsidiary of TCI (or any of its other controlled affiliates) may pursue such opportunity jointly. Neither TCI nor any of its controlled affiliates will be obligated to make available to the Company any Programming Opportunity to the extent TCI or such controlled affiliate is legally (for example, by a fiduciary duty owed to others) or contractually prohibited from doing so. The foregoing arrangement concerning Programming Opportunities will, in any event, be terminable at such time as TCI ceases to beneficially own at least a majority in voting power of the outstanding International Common Stock of the Company.

     TCI and the Company have entered into a number of inter-company agreements more fully described below covering matters such as lending arrangements, indemnification, the provision of services, tax sharing, the use of the Tele-Communications name and registration rights. TCI also provides certain administrative, financial, legal, treasury, accounting, tax and other services to the Company and makes available certain of its employee benefit plans to the Company's employees. The terms of these arrangements were established by TCI in consultation with the Company, but were executed while the Company was a wholly owned subsidiary and were not the result of arm's-length negotiations. Accordingly, although the Company believes that the terms of these arrangements are reasonable, there is no assurance that the terms and conditions of these agreements, or the terms of any future arrangements between TCI and the Company, are or will be as favorable to the Company as could be obtained from unaffiliated third parties.

     If TCI were to seek to re-acquire the shares of the Company held by the public, it would likely have the power to do so over the objection of other stockholders, subject to any applicable provisions of Delaware law requiring such a transaction to be "fair" to minority stockholders.

     Conflicts of interest between the Company and TCI could arise with respect to business dealings between them, including potential acquisitions of businesses or properties, the issuance of additional securities, the election of new or additional directors, and the payment of dividends by the Company. A conflict of interest could also arise from TCI's position as the sole and exclusive agent for the Company in any and all matters relating to the Company's federal income tax liability, which includes the sole and exclusive responsibility for the preparation and filing of consolidated federal and consolidated or combined state income tax returns (or amended returns), to contest or compromise any asserted tax adjustment or deficiency and to file, litigate or compromise any claim for refund on behalf of the Company. The Company has not instituted any formal plan or arrangement to address potential conflicts of interest that may arise between the Company and TCI. However, the directors of the Company intend to exercise reasonable judgment and take such steps as they deem necessary under all of the circumstances in resolving any specific conflict of interest that may occur and will determine what, if any, specific measures, such as retention of an independent advisor or independent counsel or appointment of a special committee, may be necessary or appropriate. There can be no assurance that any conflicts will be resolved in favor of the Company.

     Sports Programming Venture. Effective April 29, 1996, the Company formed a joint venture with Liberty and The News Corporation Limited ("News Corp.") (the "Sports Venture") to conduct a sports programming business on a multinational basis, excluding the United States (other than Puerto Rico), Canada, portions of Asia, the United Kingdom and New Zealand. In connection with the formation of the Sports Venture, Liberty and the Company, formed a limited liability company (the "International/Liberty Venture") in which each owns a 50% interest. The International/Liberty Venture, in turn, owns a 50% interest in the Sports Venture, with News Corp. (through one or more wholly owned subsidiaries) owning the other 50% interest. The Company's initial contribution to the International/Liberty Venture consisted of $49 million and the Company's 35% equity interest in Torneos y Competencia S.A. ("Torneos"). The Company acquired its 35% interest in Torneos on July 28, 1995 in exchange for $10 million in cash, 687,500 shares of International Series A Common Stock, and certain programming rights. Additionally, the Sports Venture assumed the potential obligation of the Company to pay additional amounts (not to exceed $30 million) on July 31, 2001 based on the achievement by Torneos of certain earnings goals.

     Liberty's initial contribution to the International/Liberty Venture consisted of all of Liberty's international sports programming assets, including its interests in Spanish-language sports programming services and television rights to a variety of international sports events. To maintain its 50% interest in the International/Liberty Venture, the Company will be required to make future cash contributions to the International Liberty/Venture, totaling $29 million. The parties negotiated and established the amounts of the initial contributions based on their valuation of the assets being contributed to the International/Liberty Venture and the Sports Venture. It is anticipated that the Company will be required to make additional significant cash payments in connection with the operation of the International/Liberty Venture and the Sports Venture.

     The International/Liberty Venture will purchase from News Corp. 7.5% of the outstanding stock of Star Television Limited in consideration of the payment of $20 million and the assignment of rights under various Asian sports programming agreements. Star Television Limited operates a satellite-delivered television platform in Asia.

     The final agreements with News Corp. providing for the formation of the Sports Venture are expected to include, among other things, provisions generally prohibiting any of the parties from engaging in any business that is within the scope of the business to be conducted by the Sports Venture (other than through the Sports Venture), that being the operation of programming services featuring predominantly sports and sports-related programming, data or content for distribution by any means and in any form anywhere in the world, except in the excluded areas noted above. Those restrictions will be binding on TCI until such time as neither the Company nor Liberty is controlled by TCI. The agreement with News Corp. also includes provisions granting to a separate joint venture to be formed by Liberty and Fox Inc. (a wholly owned subsidiary of News Corp.) rights of first refusal with respect to English language sports programming as to which the Sports Venture holds United States or Canadian distribution rights.

     The members of the Sports Venture generally will be prohibited from transferring all or any part of their interests therein during the period from formation to October 30, 2000. Thereafter, any proposed transfer will be subject to a right of first refusal in favor of the other member. Transfers to affiliates will not be subject to those transfer restrictions or rights of first refusal. In certain events, either member of the Sports Venture will have the right to trigger a procedure under which the other member will be required either to purchase the triggering member's interest or to sell its interest to the triggering member, in either case at the price stated by the triggering member. Those buy/sell rights will arise if, at any time after October 30, 2000, the members cannot agree for two consecutive years on the approval of an annual budget or the appointment of a chief executive officer for the Sports Venture. If control of the International/Liberty Venture is acquired by any one of certain named media industry participants, then News Corp. will have an option to purchase the interest in the Sports Venture held by the International/Liberty Venture at a price equal to the fair market value of such interest. The agreement governing the formation of the International/Liberty Venture will include restrictions on transfers of interests and buy/sell rights applicable to the interests of the Company and Liberty in that entity that are substantially the same as those applicable to the interests in the Sports Venture.

     On May 9, 1996, the International/Liberty Venture invested $29 million of the funds that it received in connection with its initial capitalization by lending the funds to TCI pursuant to an unsecured promissory note. The promissory note accrues interest at the TCIC 30-day borrowing rate as determined by the TCIC treasury department at the end of each month. The promissory note matures on December 31, 1997 unless a prior demand for payment has been made by the International/Liberty Venture.

     TCI Credit Facility. The Company and TCI have entered into a subordinated revolving credit facility (the "TCI Credit Facility"), effective April 25, 1995, which provides for loans from TCI to International in an aggregate outstanding principal amount of up to $200 million (the "Commitment"). Borrowings under the TCI Credit Facility, together with all accrued interest thereon, will be payable in full on April 25, 2000. At June 30, 1996, no borrowings were outstanding under the TCI Credit Facility.

     Prior to April 25, 2000, borrowings repaid by the Company under the TCI Credit Facility will be available for re-borrowing, subject to certain conditions to borrowing.

        Interest Rate and Payment. Borrowings under the TCI Credit Facility bear interest at the rate of 13% per annum. Accrued interest on outstanding borrowings, which compound quarterly, are due and payable on April 25, 2000, or upon the earlier repayment of such borrowings under the TCI Credit Facility.

     During the year ended December 31, 1995, the Company incurred aggregate interest expense of $3.9 million on borrowings pursuant to the TCI Credit Facility.

        Fees. The Company paid to TCI a $2 million origination fee and is required to pay an annual credit facility fee in an amount equal to .375% of the unused borrowing availability under the TCI Credit Facility. Such credit facility fee aggregated $279,000 during the year ended December 31, 1995.

        Subordination; No Collateral. The payment of the principal of and interest on all borrowings under the TCI Credit Facility are subordinated in right of payment to the prior payment in full of all "Senior Indebtedness." Senior Indebtedness is defined, generally, as all indebtedness of the Company for money borrowed, obligations of the Company in respect of letters of credit or bankers acceptances and indebtedness issued as part of the deferred purchase price of property or services, except any such indebtedness that by the terms of the instrument creating or representing such indebtedness is expressly made equal in right of payment with, or subordinate and subject in right of payment to, borrowings outstanding under the TCI Credit Facility.

If the Company incurs Senior Debt (defined generally as indebtedness for money borrowed from institutional lenders) in a principal amount in excess of $200 million (such excess, the "Senior Excess Amount"), the Commitment will be immediately reduced by the amount of such Senior Excess Amount. In such event, outstanding loans from TCI in a principal amount necessary to cause such outstanding loans to not exceed the amount of the Commitment, as so adjusted, together with accrued interest, will immediately become due and payable. The Commitment may be readjusted upward (but not above $200 million) to the extent that such Senior Excess Amount is subsequently repaid by the Company. Borrowings under the TCI Credit Facility are unsecured. The Debentures (as defined below) constitute "Senior Indebtedness" (but not "Senior Debt") under the terms of the TCI Credit Facility.

        Early Termination. If at any time TCI shall beneficially own capital stock of the Company representing less than a majority in voting power of the outstanding shares of International capital stock entitled to vote for the election of directors, TCI may terminate its obligation to make further loans under the TCI Credit Facility upon two business days prior notice to the Company. The principal of and interest on all outstanding loans shall become due and payable on the first anniversary of the receipt by the Company of such notice.

     Loans to TCI Pursuant to Unsecured Promissory Note. On February 8, 1996, the Company received net cash proceeds of approximately $336 million from the issuance of 4 1/2% Convertible Subordinated Debentures due 2006 having an aggregate principal amount of $345.0 million (the "Debentures"). Pending its use by the Company, the net proceeds from the Debentures have been loaned to TCI pursuant to an unsecured promissory note with an aggregate borrowing limit of $400 million. Amounts outstanding under the promissory note bear interest at variable rates based on TCI's weighted average cost of bank borrowings of similar maturities, and principal and interest is due and payable as mutually agreed from time to time by TCI and the Company.

     Registration Rights Agreement. As of July 18, 1995, the Company and TCI entered into a Registration Rights Agreement (the "Registration Rights Agreement") which, among other things, provides that upon the request of TCI, the Company will register under the Securities Act of 1933 any of the shares of International Series A Common Stock or International Series B Common Stock (and any other shares of capital stock of International issued in respect of such shares) held by TCI for sale in accordance with TCI's intended method of disposition thereof. TCI has the right to request three such registrations. The Company has agreed to pay all registration expenses (other than underwriting discounts and commissions) in connection with such registrations. The Registration Rights Agreement will terminate if TCI ceases to own for five consecutive years shares of International Common Stock representing at least 30% in voting power of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors.

     Indemnification Agreement. TCI or certain of its subsidiaries (other than the Company) continues to be an obligor under, or a guarantor of the payment or performance of, certain contractual obligations, including financial and debt obligations, which are for the benefit of the Company. The Company has entered into an Indemnification Agreement with TCI, dated as of July 12, 1995, pursuant to which the Company has agreed to indemnify TCI (or any of TCI's officers, directors, employees, and agents) for any payment made by TCI, or any claim, loss or liability that TCI may otherwise incur, by reason of such obligations. The Company has not made any payments to TCI pursuant to the Indemnification Agreement.

     Services Agreement. TCI has agreed, at the request of the Company, to provide certain facilities, services and personnel to the Company. The scope of the facilities, personnel and services to be provided by TCI to the Company and the respective charges payable in respect thereof are set forth in a services agreement between TCI and the Company, dated as of July 18, 1995 (the "Services Agreement"). Pursuant to the Services Agreement, TCI has agreed to provide to the Company administrative and operational services necessary for the conduct of its business, including, but not limited to, such services as are generally performed by TCI's accounting, finance, corporate, legal and tax departments. In addition, TCI has agreed to make available to the Company such general overall management services and strategic planning services as TCI and the Company shall agree and shall provide the Company with such access to and assistance from TCI's cable engineering and construction groups and TCI's domestic cable television and programming and technology/venture personnel as the Company may from time to time request.

     The Services Agreement also provides that, for so long as TCI continues to beneficially own shares of International Common Stock representing at least a majority in voting power of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, TCI will continue to permit the Company's employees to participate in TCI's employee benefit plans. In this regard, the Company will be allocated that portion of TCI's compensation expense attributable to benefits extended to employees of the Company.

     Pursuant to the Services Agreement, the Company will reimburse TCI for all direct expenses incurred by TCI in providing such services and a pro rata share of all indirect expenses incurred by TCI in connection with the rendering of such services, including a pro rata share of the salary and other compensation of TCI employees performing services for the Company, general overhead expenses and rental expenses for any physical facilities of TCI utilized by the Company. In this regard, it is anticipated that the Company will, for the foreseeable future, share office space with, or sublease office space from, TCI. The obligations of TCI to provide services under the Services Agreement (other than TCI's obligation to allow the Company's employees to participate in TCI's employee benefit plans) will continue in effect until terminated by either the Company at any time on not less than 60 days' notice to TCI, or by TCI at any time after three years on not less than four months' notice to the Company.

     From the effective date of the Services Agreement through December 31, 1995, the amounts charged to the Company by TCI pursuant to the Services Agreement aggregated $1.9 million.

     Tax Sharing Agreement. Federal income taxes and certain state and local taxes are paid by TCI and the Company on a consolidated basis. However, pursuant to a tax sharing agreement, dated as of July 1, 1995 (the "Tax Sharing Agreement"), Federal income taxes are calculated, with certain adjustments, on a separate return basis for each corporation included in TCI's consolidated tax group (including the Company's subsidiary corporations that are included in such group (the "International Consolidated Subsidiaries"), applying provisions of the Code as if each such corporation filed a separate return for Federal income tax purposes. Based upon these separate calculations, an allocation of tax liabilities is made such that the Company and each of the International Consolidated Subsidiaries is responsible to TCI for its gross share of TCI's consolidated Federal income tax liabilities, such gross share being determined without regard to (i) tax benefits that are attributable to TCI and its other consolidated corporations or (ii) certain tax benefits that are attributable to the Company and the International Consolidated Subsidiaries but that are taken into account in determining TCI's consolidated Federal income tax benefit carryovers. Similarly, TCI would reimburse the Company and the International Consolidated Subsidiaries for tax benefits attributable to the Company and the International Consolidated Subsidiaries and actually used by TCI in determining its consolidated Federal income tax liability. Tax attributes, including but not limited to net operating losses, foreign tax credits, alternative minimum tax net operating losses, alternative minimum tax credits, deferred inter-company gains and tax basis in assets will be inventoried and tracked for the consolidated entities comprising each of the Company and TCI and its other consolidated subsidiaries. In addition, pursuant to the Tax Sharing Agreement, state and local income taxes are calculated on a separate return basis for TCI and the Company (applying provisions of state and local tax law and related regulations as if the Company and the International Consolidated Subsidiaries were a separate unitary or combined group for tax purposes) and TCI's combined or unitary tax liability is allocated between TCI and the Company based upon such separate calculation. TCI has retained the right to file all returns, make all elections and control all audits and contests. The Tax Sharing Agreement (except as to the provisions relating to audits, refunds and actions that may affect prior year returns) will terminate as to the Company at such time as the Company is no longer permitted to file a consolidated Federal income tax return for Federal income tax purposes with TCI. Under current Internal Revenue Service regulations, the Company and TCI must file a consolidated return until such time as TCI owns less than 80% of the total voting power of the capital stock of the Company or owns stock representing less than 80% in value of the total value of the capital stock of the Company.

     From the effective date of the Tax Sharing Agreement through December 31, 1995, inter-company income tax benefits aggregating $4.9 million were allocated to TCI by the Company. Pursuant to the Tax Sharing Agreement, the resulting receivable will only be settled in cash upon the deconsolidation of the Company for purposes of TCI's Federal income tax returns.

     Trade Name and Service Mark License Agreement. The Company and TCI have entered into a Trade Name and Service Mark License Agreement, dated as of July 18, 1995 (the "License Agreement"), pursuant to which TCI has granted to the Company a non-exclusive non-assignable license to use certain trade names and service marks specifically identified in the License Agreement. The Company has agreed that all advertising, promotion and use of certain of TCI's trade names and service marks by the Company shall be consistent with TCI guidelines and standards, as well as subject to TCI's control in certain circumstances. The term of the License Agreement terminates one year after TCI ceases to beneficially own a majority (by voting power) of the outstanding shares of voting capital stock of the Company. The term may be extended for one year upon the consent of both parties.

     Other Transactions. The Company's consolidated entities engaged in the multi-channel video distribution business in Puerto Rico (the "Consolidated Puerto Rico Entities") purchase programming services from a subsidiary of TCI. The charges, which approximate such TCI subsidiary's cost and are based on the aggregate number of subscribers served by the Consolidated Puerto Rico Entities, aggregated $3.4 million during the year ended December 31, 1995. The Consolidated Puerto Rico Entities also have management agreements with certain subsidiaries of TCI whereby such subsidiaries' management provides administrative services and has assumed managerial responsibility for cable television system operations and construction. As compensation for these services, the Consolidated Puerto Rico Entities pay a monthly fee calculated on a per-subscriber basis. Charges for such services were $680,000 during the year ended December 31, 1995.

     Certain Business Relationships. Jerome H. Kern, a director of the Company, is special counsel with the law firm of Baker & Botts, L.L.P., principal outside counsel for the Company and TCI. Pierre Lescure, a director of the Company, is Chief Executive Officer of Canal +. On April 30, 1996, the Company issued 473,373 shares of International Series A Common Stock to Canal + for an aggregate cash purchase price of $10,000,005.

                            1995 STOCK PLAN PROPOSAL

INTRODUCTION

     The Board of Directors adopted the Tele-Communications International, Inc. 1995 Stock Incentive Plan (the "1995 Plan") to provide a means whereby (i) employees of the Company and its subsidiaries and (ii) independent contractors providing services to the Company or its subsidiaries ("Eligible Participants" or individually, an "Eligible Participant") can be awarded additional remuneration for services rendered and encouraged to invest in capital stock of the Company, thereby increasing such Eligible Participants' proprietary interest in the Company's businesses, encouraging such Eligible Participants to remain in the employ of the Company or its subsidiaries, and increasing such Eligible Participants' personal interest in the continued success and progress of the Company and its subsidiaries. Accordingly, on July 11, 1995, the Board of Directors of the Company adopted the 1995 Plan and directed that the 1995 Stock Plan Proposal be submitted to a vote of the stockholders of the Company at the Annual Meeting.

     Only the Eligible Participants may receive awards under the 1995 Plan. There are approximately 26 employees of the Company and approximately 1,600 employees of the Company's consolidated subsidiaries eligible to receive awards under the 1995 Plan. The number of independent contractors eligible to receive awards under the 1995 Plan is not determinable. The Compensation Committee of the Board is invested with broad authority to select Eligible Participants to receive awards under the 1995 Plan. The Compensation Committee may take into account the nature of the services rendered by the Eligible Participant, the present and past contributions of the Eligible Participant and such other factors as the Compensation Committee deems relevant.

NEW PLAN BENEFITS

     The following table sets forth information with respect to all of the awards of stock options granted in tandem with stock appreciation rights made to date under the 1995 Plan. All of such awards were made on December 13, 1995.

                               NEW PLAN BENEFITS
                    TELE-COMMUNICATIONS INTERNATIONAL, INC.
                           1995 STOCK INCENTIVE PLAN

                                                                                   NUMBER OF SHARES OF
                                                                                  INTERNATIONAL SERIES A
                    NAME AND POSITION                      DOLLAR VALUE($)(1)          COMMON STOCK
                    -----------------                      ------------------     ----------------------
Fred A. Vierra...........................................     $  6,913,440                 400,000(2)
  (Chief Executive Officer)
Adam N. Singer...........................................     $  6,913,440                 400,000(2)
  (President and Chief Operating Officer)
Miranda Curtis...........................................     $  3,456,720                 200,000(2)
  (Senior Vice President)
Richard L. Rexroat, Jr...................................     $    864,180                  50,000(2)
  (Vice President of Engineering)
Graham E. Hollis.........................................     $    864,180                  50,000(2)
  (Chief Financial Officer and Vice President of Finance)
Executive Officers as a Group............................     $ 20,740,320               1,200,000(2)(3)
Non-Executive Directors as a Group.......................               --                      --
Non-Executive Officers and Employees as a Group..........     $  1,590,091                  52,000(3)

- ---------------

(1) The present dollar value of the stock options in tandem with stock appreciation rights presented in the table is based on the Black-Scholes Model and on the assumptions described in note 6 of the table in "CONCERNING MANAGEMENT -- Executive Compensation -- Option and SAR Grants Table."

(2) See "CONCERNING MANAGEMENT -- Executive Compensation -- Option and SAR Grants Table" for additional information on these grants.

(3) Grants of stock options in tandem with stock appreciation rights were made to a total of 10 employees and officers of the Company. The total number of shares of the International Series A Common Stock underlying such grants is 1,252,000. See note 17 in "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT -- Security Ownership of Management" and CONCERNING MANAGEMENT -- Executive Compensation -- Option and SAR Grants Table" for additional information on certain of these grants.

     Additionally, on December 13, 1995, pursuant to the 1995 Plan, Messrs. Vierra and Singer and Ms. Curtis were granted 15,000, 15,000 and 10,000 restricted shares, respectively, of International Series A Common Stock. Such restricted shares had a value on the date of grant, based upon the closing sales price per share of the International Series A Common Stock on the Nasdaq National Market on December 13, 1995, of $380,625, $380,625 and $253,750,
respectively. See "CONCERNING MANAGEMENT -- Executive Compensation -- Summary Compensation Table of International" for additional information on these grants.

     The 1995 Plan and the aforementioned grants made thereunder are subject to, and will become effective upon approval of, the 1995 Stock Plan Proposal by the requisite vote of the stockholders at the Annual Meeting. Other than the amount of underlying shares, each grant of stock options in tandem with stock appreciation rights described above in the "New Plan Benefits Table" has identical terms.

     Except for the above-mentioned grants made under the 1995 Plan, the benefits or the amounts that would have been granted in 1995 or which will be granted in the future under the 1995 Plan to eligible participants is not determinable. The amounts and benefits are not determinable because the Compensation Committee of the Company has complete discretion over the making of any awards under the 1995 Plan and, as a result, may choose to make awards or may choose to decline to make awards in accordance with the Compensation Committee's then existing policies and in accordance with the terms of the 1995 Plan.

     The market value of the International Series A Common Stock subject to award under the 1995 Plan (including the shares attributable to the grants described above) is $49,687,500. Such market value is based on the maximum number of shares of International Series A Common Stock eligible to be awarded under the 1995 Plan multiplied by $16.5625, the last reported sales price of International Series A Common Stock on the Nasdaq National Market on August 5, 1996.

DESCRIPTION OF THE 1995 PLAN

     A copy of the 1995 Plan is attached hereto as Appendix I. The discussion of the 1995 Plan set forth below is subject to, and qualified in its entirety by reference to, the 1995 Plan.

     General. The 1995 Plan provides for awards to be made in respect of a maximum of 3,000,000 shares of International Series A Common Stock (subject to certain adjustments described below).

     Awards may be made as grants of stock options ("Options"), stock appreciation rights ("SARs"), restricted shares ("Restricted Shares"), stock units ("Stock Units"), or any combination thereof (collectively, "Awards"). Shares in respect of which Awards are made may be either authorized but unissued shares of International Series A Common Stock or issued shares reacquired by the Company, including shares purchased in the open market. Shares of International Series A Common Stock that are subject to Awards that expire, terminate or are annulled for any reason without having been exercised (or, with respect to Tandem SARs deemed exercised, by virtue of the exercise of a related Option), or are Restricted Shares or Stock Units that are forfeited prior to becoming vested, or are subject to Awards of SARs that are exercised for cash, will return to the pool of such shares available for grant under the 1995 Plan.

     The 1995 Plan will be administered by the Compensation Committee of the Company's Board of Directors, or such other committee as the Board may in the future appoint, which shall be comprised of at least two persons (the "Compensation Committee"). Each member of the Compensation Committee shall be a member of the Board who during the one-year period prior to service on the Compensation Committee was not, and during such service is not, granted or awarded equity securities pursuant to the 1995 Plan or any other plan of the Company or any of its affiliates, if such grant or award or participation in such plan would prevent such member from being a "disinterested person" with respect to the 1995 Plan for purposes of Rule 16b-3 of the Exchange Act. The members of the Compensation Committee of the Company are Mr. Kern, Mr. Gould and Dr. Malone. See "CONCERNING MANAGEMENT -- Committees of the Board of Directors" above.

     The Compensation Committee will have broad discretion in administering the 1995 Plan, and is authorized, subject only to the express provisions of the 1995 Plan, to determine the persons to whom Awards may be made, to determine the terms and conditions (which need not be identical) of each Award (including the timing of the grant, the type of Award granted, the pricing and the amount of the Award and terms related to vesting, exercisability, forfeiture and termination), and to interpret the provisions of the 1995 Plan and each agreement relating to Awards granted under the 1995 Plan. The determinations of the Compensation Committee are final and binding upon all participants.

     Stock Options. Options granted pursuant to the 1995 Plan may be either incentive stock options ("Incentive Option(s)") within the meaning of Section 422 of the Code or non-qualified stock options ("Non-qualified Option") which do not qualify under Code Section 422. The Compensation Committee is authorized to designate an Option as an Incentive Option or a Non-qualified Option.

     The exercise price of all Options granted under the 1995 Plan will be fixed by the Compensation Committee, and may be more than, less than or equal to the fair market value of the International Series A Common Stock subject to the Option as of the date the Option is granted. Except as otherwise provided in the 1995 Plan regarding acceleration of Awards, no participant may be granted in any calendar year Options covering more than 1,000,000 shares of International Series A Common Stock (as adjusted for stock splits, etc.).

     Subject to the provisions of the 1995 Plan with respect to death, retirement and termination of employment, the term of each Option shall be for such period as the Compensation Committee shall determine as set forth in the applicable agreement relating to the Award. An Option granted under the 1995 Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable agreement relating to the Award and the 1995 Plan and, unless the applicable agreement relating to the Award otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Compensation Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).

     An Option may be exercised by written notice to the Company in accordance with the terms of each agreement relating to the Award and in accordance with the procedures established by the Compensation Committee. The method of payment of the exercise price of an Option, and of the amount required to satisfy applicable Federal, state and local withholding tax requirements, will be determined by the Compensation Committee and may consist of cash, a check, a promissory note, the surrender of already owned shares of International Common Stock, the withholding of shares of International Series A Common Stock issuable upon exercise of such Option, the delivery of a properly executed exercise notice and irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, any combination of the foregoing methods of payment or such other consideration and method of payment as may be permitted for the issuance of shares under the Delaware General Corporation Law. The permitted method or methods of payment of the Option exercise price and applicable withholding taxes, if other than cash, shall be set forth in the agreement relating to the Award and may be subject to such conditions as the Compensation Committee deems appropriate.

     Shares of International Common Stock surrendered in payment in whole or in part of the Option exercise price and applicable withholding taxes, and shares of International Series A Common Stock issuable upon exercise of an Option that are withheld for such purposes, will be valued at their fair market value on the date of exercise. In general, fair market value is determined by reference to the last sale price for shares of the International Common Stock as reported on the Nasdaq National Market on the relevant date. If such International Common Stock is not listed on the Nasdaq National Market, or on any other exchange, the 1995 Plan provides that the Compensation Committee shall determine the fair market value of such International Common Stock based on such considerations as it deems appropriate. If an Option holder elects to have shares withheld in payment of all or part of the amounts payable upon exercise of an Option and, in order to comply with the requirements of Rule 16b-3, such election is made during a 10-day "window period" following the release of quarterly or annual statements of the Company's sales and earnings, then for purposes of valuing the shares withheld, the Option (other than an Incentive Option) will be deemed to have been exercised on the date during such window period on which the highest last sale price of a share of the International Series A Common Stock is reported on the Nasdaq National Market, and the fair market value of such shares shall be deemed to be such highest last reported sale price. The Compensation Committee will have the right in its sole discretion to approve or disapprove any election by the holder to have shares withheld to pay the Option exercise price or withholding taxes.

     Unless otherwise determined by the Compensation Committee and provided in the agreement relating to the Award, Options shall not be transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and, except as otherwise required pursuant to a domestic relations order, Options may be exercised during the lifetime of the holder thereof only by such holder (or his or her court appointed legal representative).

     Stock Appreciation Rights. An SAR may be granted under the 1995 Plan to the holder of an Option (a "Related Option") with respect to all or a portion of the shares of International Series A Common Stock subject to the Related Option (a "Tandem SAR") or may be granted separately to an eligible employee (a "Free Standing SAR"). A Tandem SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Non-qualified Option) at any time thereafter and prior to the complete exercise, termination, expiration or cancellation of the Related Option. A Tandem SAR will be exercisable only at the time and to the extent that the Related Option is exercisable and may be subject to such additional limitations on exercisability as the related agreement may provide. A Tandem SAR cannot be exercised after the complete termination or full exercise of the Related Option. Conversely, upon the exercise or termination of the Related Option, the Tandem SAR will be canceled automatically to the extent of the number of shares of International Series A Common Stock with respect to which the Related Option was so exercised or terminated. Free Standing SARs will be exercisable at the time, to the extent and upon the terms set forth in the agreement relating to the Award. No participant may be granted in any calendar year SARs covering more than 1,000,000 shares of International Series A Common Stock (as adjusted for stock splits, etc.).

     The base price of a Tandem SAR will be the same as the exercise price of the Related Option unless the Compensation Committee provides for a higher base price. The base price of a Free Standing SAR will not be less than the fair market value of the applicable International Series A Common Stock on the date of grant of the Free Standing SAR. Upon exercise of an SAR, the holder will be entitled to receive from the Company, for each share of applicable International Series A Common Stock with respect to which the SAR is exercised, an amount equal to the excess of the fair market value of a share of such International Series A Common Stock on the date of exercise over the base price per share of such SAR. Such amount shall be paid in cash, shares of International Series A Common Stock (valued at their fair market value on the date of exercise of the SAR) or a combination thereof as specified in the agreement relating to the Award or, if so provided in the agreement, either as determined by the Compensation Committee in its sole discretion or as elected by the holder. The Compensation Committee will have the right in its sole discretion to approve or disapprove any election by the holder to receive cash in full or partial settlement of an SAR. As described above with respect to Options granted under the 1995 Plan, if in order to meet the requirement of Rule 16b-3, a holder exercises an SAR (other than one granted in tandem with an Incentive Option) in whole or in part for cash during a 10-day window period prescribed by such Rule, then such SAR will be deemed to have been exercised on the day during such window period on which the highest last sale price of a share of International Series A Common Stock is reported on the Nasdaq National Market, and the fair market value of such shares shall be deemed to be such highest reported last sale price. Unless the Compensation Committee shall otherwise determine, to the extent a Free Standing SAR is exercisable, it will be exercised automatically for cash on its expiration date.

     The agreement relating to an Award of SARs may provide for a limit on the amount payable to a holder upon exercise of SARs at any time or in the aggregate, for a limit on the number of SARs that may be exercised by the holder in whole or in part for cash during any specified period, for a limit on the time periods during which a holder may exercise SARs and for such other limits on the rights of the holder and other terms and conditions as the Compensation Committee may determine.

     Unless otherwise determined by the Compensation Committee and provided in the applicable agreement, SARs shall not be transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and, except as otherwise required pursuant to a domestic relations order, SARs may be exercised during the lifetime of the holder thereof only by such holder (or his or her court appointed legal representative).

     Restricted Shares. At the time of any Award of Restricted Shares, the Compensation Committee will designate a period of time which must elapse (the "Restriction Period") and may impose such other restrictions, terms and conditions that must be fulfilled, before the Restricted Shares will become vested. The Compensation Committee may determine that (i) Restricted Shares will be issued at the beginning of the Restriction Period; in which case, such shares will constitute issued and outstanding shares of International Series A Common Stock for all corporate purposes, or (ii) Restricted Shares will not be issued until the end of the Restriction Period; in which case, the holder will have none of the rights of a stockholder with respect to the shares of International Series A Common Stock covered by such Award until such shares shall have been issued to such holder at the end of the Restriction Period. The holder will have the right to vote Restricted Shares issued at the beginning of the Restriction Period and to receive such dividends and other distributions as the Compensation Committee may, in its sole discretion, designate which are paid or distributed on such Restricted Shares, and generally to exercise all other rights as a holder of International Series A Common Stock, except that, until the end of the Restriction Period: (i) such holder will not be entitled to take possession of the stock certificates representing the Restricted Shares, (ii) such holder may not sell, transfer or otherwise dispose of the Restricted Shares, and (iii) other than such dividends and other distributions as the Compensation Committee may designate, the Company will retain custody of all dividends and distributions made or declared with respect to the Restricted Shares ("Retained Distributions") and such Retained Distributions shall not bear interest or be segregated in a separate account. In the case of Restricted Shares issued at the end of the Restriction Period, the holder will be entitled to receive, to the extent specified by the Compensation Committee only, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that would have been paid, made or declared on such Restricted Shares had such shares been issued at the beginning of the Restriction Period (collectively, "Dividend Equivalents"), and such Dividend Equivalents will be paid as specified by the Compensation Committee in the applicable Award agreement. A breach of any restrictions, terms or conditions established by the Compensation Committee with respect to any award of Restricted Shares will cause a forfeiture of such Restricted Shares and any Retained Distributions (including any unpaid Dividend Equivalents) with respect thereto. The 1995 Plan also provides that the Compensation Committee may authorize awards of cash to a holder of Restricted Shares, payable at any time after the Restricted Shares become vested.

     Upon expiration of the applicable Restriction Period and the satisfaction of any other applicable conditions, all or part of the Restricted Shares and any Retained Distributions thereon (including any unpaid Dividend Equivalents) will become vested and all or part of any cash amount awarded will become payable. Any Restricted Shares and Retained Distributions thereon (including any unpaid Dividend Equivalents) which do not vest will be forfeited.

     Stock Units. The 1995 Plan also authorizes the Compensation Committee to grant to eligible persons, either alone or in addition to Options, SARs and Restricted Shares, awards of International Series A Common Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, the fair market value of the International Series A Common Stock ("Stock Units"). The Compensation Committee will determine all terms and conditions of such Awards, including any restrictions (including restrictions on transfer), deferral periods, or performance requirements. The provisions of any Award of Stock Units need not be the same with respect to each recipient and are subject to such rules as the Compensation Committee may establish at the time of grant.

     Effect of Termination of Employment. Under the terms of the 1995 Plan, if the employment of the holder of an Award terminates by reason of death or total disability, then, unless the agreement relating to such Award provides otherwise, (i) all outstanding Options and SARs granted in such Award will become immediately exercisable in full in respect of the aggregate number of shares covered thereby, (ii) the Restriction Period for all Restricted Shares granted in such Award will be deemed to have expired and all such Restricted Shares, any related Retained Distributions and any unpaid Dividend Equivalents will become vested and any cash amounts payable pursuant to the related agreement will be adjusted in such manner as may be provided in such agreement, and (iii) all Stock Units will become vested in full.

     Under the terms of the 1995 Plan, if the employment of the holder of an Award is terminated during the Restriction Period with respect to any Restricted Shares, or prior to the complete exercise (or deemed exercise thereof) of any Option or SAR or the vesting or complete exercise of any Stock Units, then such Options, SARs and Stock Units will thereafter be exercisable, and the holder's rights to any such unvested Restricted Shares, Retained Distributions, unpaid Dividend Equivalents and cash amounts and any such unvested Stock Units will thereafter vest, only to the extent provided by the Compensation Committee in the agreement relating to such Award, except that (i) if the holder's employment terminates by reason of death or total disability then any Option or SAR will remain exercisable for a period of at least one year after such termination, and
(ii) if the holder's employment is terminated for cause (as defined in the applicable agreement or the 1995 Plan), then (a) such employee's rights to all Restricted Shares, Retained Distributions, unpaid Dividend Equivalents and any cash amounts covered by such Award will be forfeited immediately and (b) all Options and SARs and all unvested or unexercised Stock Units will immediately terminate.

     Additional Provisions. Unless otherwise provided by the Compensation Committee in the agreement relating to an Award, each Award will vest and become exercisable in full in the event of any of the following transactions which are approved by the Company's Board (or stockholders, if Board approval is not required by law) (each an "Approved Transaction"): (i) any consolidation or merger of the Company, or binding share exchange, pursuant to which shares of International Series A Common Stock would be changed or converted into or exchanged for cash, securities or other property, other than any such transaction in which the common stockholders of the Company immediately prior to such transaction have the same proportionate ownership of the common stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (ii) any merger, consolidation or binding share exchange, to which the Company is a party as a result of which the persons who are common stockholders of the Company immediately prior thereto would have less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation or binding share exchange,
(iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (iv) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company. Options, SARs or, if applicable, Stock Units not theretofore exercised will terminate upon consummation of an Approved Transaction. The Compensation Committee will have the discretion, unless otherwise provided in the agreement relating to a particular Award, to determine that any or all outstanding Awards of any or all types granted pursuant to the 1995 Plan will not vest or become exercisable on an accelerated basis in connection with an Approved Transaction and/or will not terminate if not exercised prior to consummation of the Approved Transaction, if action that, in the opinion of the Compensation Committee, is equitable and appropriate is taken by the Company's Board or by the surviving or acquiring corporation, as the case may be, to assume such Award or substitute a new Award therefor and in order to make such assumed or new Award, as nearly as may be practicable, equivalent to the old Award, taking into account the kind and amount of securities, cash or other assets into or for which the International Series A Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.

     In the event of a stock split, stock dividend, reclassification, recapitalization or other corporate event that affects the International Series A Common Stock (including mergers or consolidations other than those which constitute Approved Transactions), the 1995 Plan provides for the Compensation Committee to make such adjustments as it deems equitable and appropriate to any or all of (i) the number and kind of shares subject to outstanding Awards, (ii) the purchase or exercise price and the relevant base price of outstanding Awards and (iii) the number and kind of shares for which Awards may thereafter be granted under the 1995 Plan.

     The Compensation Committee may require in the agreement relating to an Award that if the holder acquires any shares of International Series A Common Stock through the exercise of Options or SARs or through the vesting of Restricted Shares or Stock Units granted in the Award, then prior to selling any such shares, such holder must offer to sell such shares to the Company, at their fair market value, pursuant to a right of first refusal.

     The obligations of the Company with respect to Awards granted under the 1995 Plan are subject to all applicable laws.

     No awards may be granted under the 1995 Plan on or after the ten-year anniversary of its effective date. The Board or the Compensation Committee may at any time prior to the tenth anniversary of the effective date terminate the 1995 Plan, and may, from time to time, suspend or discontinue the 1995 Plan or modify or amend the 1995 Plan in such respects as it shall deem advisable; except that no such modification or amendment shall be effective prior to approval by the Company's stockholders to the extent such approval is then required pursuant to Rule 16b-3 of the Exchange Act in order to preserve the applicability of any exemption provided by such rule to any Award then outstanding (unless the holder of such Award consents) or to the extent stockholder approval is otherwise required by applicable legal requirements. Termination or amendment of the 1995 Plan may not adversely affect the rights of any holder of an Award without his or her consent. With the consent of the holder and subject to the specific terms of the 1995 Plan, the Compensation Committee may accelerate any Award or waive any conditions or restrictions pertaining to such Award at any time.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following summary generally describes the principal Federal (but not state and local) income tax consequences of Awards made pursuant to the 1995 Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to the corporation or other entity employing the recipient of an award (the "Employer Entity"). In particular, this summary is qualified in its entirety by the discussion of Section 162(m) of the Code, discussed below under "-- Limitation on Deductions". The provisions of the Code relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

     Options. In general, for Federal income tax purposes, neither the grant nor the exercise of an Incentive Option will result in taxable income to the Optionholder or a deduction for the Company. However, an Optionholder may be subject to the alternative minimum tax in the year that an Incentive Option is exercised. The excess of the fair market value of the International Series A Common Stock (determined at the date of exercise) acquired through the exercise of an Incentive Option over the exercise price is in addition to income in determining alternative minimum taxable income and such additional amount may be sufficient in amount to subject the Optionholder to the alternative minimum tax.

     If the Option holder holds International Series A Common Stock acquired through the exercise of Incentive Options for the full holding period (two years after the Option is granted and one year after it is exercised), he will recognize a capital gain or loss at the time of the sale of the stock based on the difference between the Option exercise price and the sale price. Currently, long-term capital gains are taxed to an individual at a maximum rate of 28% as opposed to a maximum rate of 39.6% for ordinary income. There is no tax effect on the Employer Entity from the sale of such stock.

     If International Series A Common Stock acquired through the exercise of an Incentive Option is disposed of before the end of the holding period described in the preceding paragraph (a "disqualifying disposition"), the Optionholder will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date the Option was exercised and the Option exercise price or (ii) the difference between the amount received on the sale of the International Series A Common Stock and the Option exercise price. In the event of a disqualifying disposition, the Employer Entity will be entitled to a deduction in a corresponding amount to the extent that the amount is reasonable compensation and is an ordinary and necessary business expense. If the amount received by the Optionholder on the disqualifying disposition exceeds the fair market value of the shares on the date of exercise of the Incentive Option, such excess will ordinarily constitute capital gain.

     Although the Compensation Committee has the discretion under the 1995 Plan to provide for a period of time after the termination of an Optionholder's employment in which his or her Options may continue to be exercised, under current law an option must generally be exercised within three months after termination of employment (one year in the case of termination because of death or disability) in order to qualify as an Incentive Option.

     In general, the grant of a Non-qualified Option will not result in taxable income to the Optionholder or a deduction to the Employer Entity for Federal income tax purposes. Upon exercise of a Non-qualified Option, the Employer Entity will be entitled, for Federal income tax purposes, to a tax deduction and the Optionholder will recognize ordinary income. The amount of such deduction and income generally will equal the amount by which the fair market value of the shares acquired on the date the Non-qualified Option is exercised exceeds the Option exercise price of the shares if the International Series A Common Stock is transferable and not subject to a substantial risk of forfeiture at such time. In general, the International Series A Common Stock received on exercise of a Non-qualified Option will be transferable and will not be subject to a substantial risk of forfeiture. However, if the sale of the International Series A Common Stock acquired upon exercise of a Non-qualified Option would subject the Optionholder to liability under Section 16(b) of the Exchange Act, which requires certain "insiders" to pay to the Company any profits received upon certain sales of International Series A Common Stock, the Optionholder will recognize ordinary income (and the Employer Entity will be entitled to a corresponding tax deduction) equal to the amount by which the fair market value of the shares acquired exceeds the Option exercise price for the shares on the earlier of (i) the date that the

Optionholder is no longer subject to liability under Section 16(b) of the Exchange Act or (ii) six months after the date the Non-qualified Option is exercised. An Optionholder subject to liability under Section 16(b) of the Exchange Act may, however, recognize ordinary income (and the Employer Entity will be entitled to a corresponding tax deduction) at the time the Option is exercised if the Optionholder makes an election under Section 83(b) of the Code.

     If an Option is exercised through the use of International Common Stock previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to such shares upon such exercise. However, if the previously owned shares were acquired by the exercise of an Incentive Option and the holding period requirement for those shares is not satisfied at the time they are used to exercise an Incentive Option, such use would constitute a disqualifying disposition of such previously owned shares resulting in the recognition of ordinary income in the amount described above. If shares issuable upon exercise of an Incentive Option are withheld to pay amounts payable in connection with the exercise of such Option, such shares would be deemed to have been disposed of in a disqualifying disposition, also resulting in the recognition of ordinary income with respect to the shares withheld as described above.

     Any difference between the basis of the International Series A Common Stock acquired through the exercise of a Non-qualified Option (the Option exercise price plus the ordinary income recognized) and the amount realized upon a subsequent sale of such shares will be treated as a short-term or long-term capital gain or loss, depending on the length of the period such shares are held prior to sale. Currently, long-term capital gains are taxed to an individual at a maximum rate of 28% as opposed to a maximum rate of 39.6% for ordinary income.

     Stock Appreciation Rights. For Federal income tax purposes, the grant of an SAR will not result in taxable income to the holder or a tax deduction to the Employer Entity. At the time of exercise of an SAR, the holder will forfeit the right to benefit from any future appreciation of the stock subject to the SAR. Accordingly, taxable income to the holder is deferred until the SAR is exercised. Upon exercise, the amount of cash and fair market value of shares received by the holder, less cash or other consideration paid (if any), is taxed to the holder as ordinary income and the Employer Entity will receive a corresponding income tax deduction to the extent the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax withholding. However, if the holder receives International Series A Common Stock upon the exercise of an SAR and is then subject to the restrictions under Section 16(b) of the Exchange Act discussed above, unless the holder elects otherwise, the amount of ordinary income and deduction will generally be measured at the time such restrictions lapse.

     Restricted Shares. The award of Restricted Shares will not result in taxable income to the employee or a tax deduction to the Employer Entity for Federal income tax purposes. Upon expiration of the Restriction Period applicable to the Restricted Shares awarded, or, if applicable, at such later date as the restrictions under Section 16(b) of the Exchange Act described above expire, the fair market value of such shares at such expiration date, plus the amount of any Retained Distributions and unpaid Dividend Equivalents on such shares and any cash amount awarded, less cash or other consideration paid (if any), will be included in the holder's ordinary income as compensation, except that, in the case of Restricted Shares issued at the beginning of the Restriction Period, the holder may elect to include in his ordinary income as compensation at the time the Restricted Shares are awarded, the fair market value of such shares at such time, less any amount paid therefor. Absent the making of the election referred to in the preceding sentence, any cash dividends or other distributions paid with respect to Restricted Shares prior to expiration of the applicable Restriction Period will be included in the employee's ordinary income as compensation at the time of receipt. In each case, the Employer Entity will be entitled to a corresponding income tax deduction to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax withholding.

     Stock Units. The Federal income tax consequences of the award of Stock Units will depend on the conditions of the Award. Generally, the transfer of cash or property will result in ordinary income to the recipient and a tax deduction to the Employer Entity. If there is a substantial risk that the property transferred will be forfeited (for example, because receipt of the property is conditioned upon the performance of substantial future services), the taxable event is deferred until the risk of forfeiture lapses. However, the recipient may generally elect to accelerate the taxable event to the date of transfer, even if the property is subject to a substantial risk of forfeiture. If this election is made, subsequent appreciation is not taxed until the property is sold or exchanged (and the lapse of the forfeiture restriction does not create a taxable event). Generally, any deduction for the Employer Entity occurs only when ordinary income in respect of an Award is recognized by the employee (and then the deduction is subject to reasonable compensation and withholding requirements). Because Stock Unit Awards will be subject to whatever conditions may be determined by the Compensation Committee, the Federal income tax consequences to the recipient and to the Employer Entity will depend on the specific conditions and terms of the Award.

     Limitation on Deductions. Section 162(m) to the Code restricts the deduction of compensation by a publicly held corporation which, according to regulations, includes compensation paid by any members of its affiliated group of corporations. Specifically, Section 162(m) prohibits the deduction of compensation to "covered employees" to the extent that "remuneration" to any such covered employee exceeds $1,000,000 in any taxable year. Covered employees are defined as any individual who on the last day of the taxable year is the chief executive officer or among the four most highly compensated officers (other than the chief executive officer). For the purpose of determining whether the $1,000,000 limitation is applicable the following items do not count as remuneration: (i) compensation paid on a commission basis, (ii) non-taxable fringe benefits, (iii) payments to or from a tax-qualified pension plan, (iv) "performance-based compensation" (as defined in Section 162(m)(4)(C) of the Code) and (v) payments made pursuant to a binding written contract in effect on February 17, 1993 and not modified in any material respect after such date prior to the grant of compensation. In general, in order to qualify as "performance-based compensation" the compensation must be payable solely on account of performance goals which are disclosed to and approved by stockholders, and the compensation must be established and administered by a compensation committee which consists solely of two or more outside directors as defined in the Treasury regulations. Because stockholders will not be approving any performance goal formulas in connection with the vote on the 1995 Plan at the Annual Meeting, compensation paid under the 1995 Plan will not generally qualify as performance-based compensation, except that compensation which is based solely on an increase in value of the employee's stock after the date of grant (such as an Option or SAR granted with an exercise price or base price at least equal to the fair market value on the date of grant) is deemed to be paid on account of performance goals. However, compensation which is based solely on an increase in value of the employee's stock will not qualify as performance-based compensation unless the requirement that such compensation is granted by a compensation committee consisting of two or more outside directors is met. The 1995 Plan itself only requires that the Compensation Committee members be "disinterested" directors. Accordingly, no grants (including grants of Options and SARs) will qualify under the performance based compensation exception unless all the members of the Compensation Committee qualify as "outside" directors. The definition of outside directors is considerably more restrictive than that of "disinterested" directors.

     If compensation granted by the Compensation Committee does not fall within any of the exceptions to the definition of remuneration, then the Employer Entities which are members of the Company's affiliated group of corporations may lose part of the deductions they would otherwise be entitled to take with respect to covered employees.

INTEREST OF CERTAIN PERSONS IN THE 1995 STOCK PLAN PROPOSAL

     On December 13, 1995, the Compensation Committee of the Board granted, pursuant to the 1995 Plan, options in tandem with stock appreciation rights for the following amounts of underlying shares of International Series A Common
Stock: Fred A. Vierra: 400,000 shares; Adam M. Singer: 400,000 shares; Miranda
Curtis: 200,000 shares; Richard L. Rexroat, Jr.: 50,000 shares; Graham E.
Hollis: 50,000 shares; Gregory B. Armstrong: 50,000 shares and Stephen M. Brett:
50,000 shares. In addition, on the same date, Messrs. Vierra and Singer and Ms. Curtis were granted restricted stock awards of 15,000 shares, 15,000 shares and 10,000 shares, respectively. See "CONCERNING MANAGEMENT -- Executive Compensation -- Option and SAR Grants Table" and "1995 STOCK PLAN
PROPOSAL -- New Plan Benefits" for a
discussion of the terms of these grants. The effectiveness of these grants is conditioned upon the stockholders approving the 1995 Stock Plan Proposal at the Annual Meeting.

VOTES REQUIRED FOR APPROVAL

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE COMBINED VOTING POWER AND A MAJORITY OF THE COMBINED NUMBER OF THE SHARES OF INTERNATIONAL SERIES A COMMON STOCK AND INTERNATIONAL SERIES B COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING, VOTING AS A SINGLE CLASS, IS REQUIRED TO APPROVE THE 1995 STOCK PLAN PROPOSAL.

                           THE DIRECTOR PLAN PROPOSAL

INTRODUCTION

     The Board of Directors believes that the Company's ability to attract and retain capable persons as independent directors will be enhanced if it can provide its nonemployee directors with stock options and that the Company will benefit from encouraging a sense of proprietorship of such persons and stimulating the active interest of such persons in the development and financial success of the Company. Accordingly, on April 11, 1996, the Board of Directors of the Company adopted the Director Plan and directed that the Director Plan Proposal be submitted to a vote of the stockholders of the Company at the Annual Meeting. The Director Plan and existing automatic grants thereunder are subject to, and will become effective upon approval of, the Director Plan Proposal by the requisite vote of the stockholders at the Annual Meeting. A copy of the Director Plan is attached hereto as Appendix II. The following description of the Director Plan is subject to, and qualified in its entirety by reference to, the Director Plan.

NEW PLAN BENEFITS

     On April 11, 1996, each of Messrs. Akiyama, Gould, Kern, Lescure and Malone were granted, pursuant to the Director Plan, an option to purchase 50,000 shares of International Series A Common Stock. The options vest evenly over a five year period with twenty percent of such options becoming exercisable on April 11, 1997. The exercise price of these grants was set at $16 per share, which was the per share initial public offering price of the International Series A Common Stock. The present dollar value (using the Black-Scholes model) of such grants to Messrs. Akiyama, Gould, Kern, Lescure and Malone was $700,430 per person as of the date of grant.

     The market value of the International Series A Common Stock subject to award under the Director Plan (including the shares attributable to the grants described above) is $16,562,500. Such market value is based on the maximum number of shares of International Series A Common Stock eligible to be awarded under the Director Plan multiplied by $16.5625, the last reported sales price of International Series A Common Stock on the Nasdaq National Market on August 5, 1996.

DESCRIPTION OF THE DIRECTOR PLAN

     The Director Plan provides for grants to be made of options ("Director Options") to purchase a maximum of 1,000,000 shares of International Series A Common Stock. Shares that are subject to Director Options that expire or terminate for any reason without having been exercised will return to the pool of such shares underlying Director Options available for grant under the Director Plan.

     Under the Director Plan, each of the Company's five directors who were not employees of the Company or any subsidiary of the Company (any such director, a "Nonemployee Director") as of April 11, 1996 (the "Effective Date") has been granted, subject to stockholder approval of the Director Plan Proposal, a Director Option to purchase 50,000 shares of International Series A Common Stock at an exercise price of $16 per share. The term "subsidiary of the Company" means any corporation of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation.

     The Director Plan provides that each individual who becomes a Nonemployee Director after the Effective Date will automatically be granted a Director Option to purchase 50,000 shares of International Series A Common Stock (subject to adjustment as described below) on the date such person first becomes a Nonemployee Director, if the number of shares subject to future grant under the Director Plan is sufficient to make all automatic grants required to be made pursuant to the Director Plan on such date of grant. The number of such future Nonemployee Directors is not determinable.

     The Director Plan provides that the per share exercise price of any Director Option granted subsequent to April 11, 1996 will be equal to 95% of the fair market value of the International Series A Common Stock on the date the Director Option is granted, with the price resulting from such percentage rounded down to the nearest quarter dollar. In general, fair market value is determined by reference to the last sale price for shares of the International Series A Common Stock as reported on the Nasdaq National Market on the date of the grant. Director Options granted pursuant to the Director Plan will be non-qualified stock options which do not qualify under Section 422 of the Code.

     Director Options granted under the Director Plan will vest and become exercisable in equal annual installments over a five-year period commencing on the first anniversary of the date of the grant. The method of payment of the exercise price of a Director Option, and of the amount required to satisfy applicable Federal, state and local withholding tax requirements as determined by the Company, may consist of cash, the surrender of shares of International Series A Common Stock that have been held by the optionee for more than six months or any combination thereof, at the election of the optionee. Shares so surrendered in payment in whole or in part of the Director Option exercise price and applicable withholding taxes will be valued at their fair market value on the date of exercise.

     Each Director Option granted pursuant to the Director Plan will terminate upon the earliest to occur of the following: (i) the expiration of 10 years following the date upon which the Director Option is granted; (ii) the expiration of one year following the date upon which the optionee ceases to be a director of the Company for any reason other than voluntary termination of director status; or (iii) the expiration of three months following the date on which the optionee voluntarily ceases his status as a director.

     In the event that an optionee ceases to serve as a director of the Company for any reason other than voluntary termination of director status, each unmatured outstanding Director Option held by such optionee shall be accelerated. Upon the occurrence of a Change in Control, all unmatured outstanding Director Options will be accelerated effective as of such Change in Control. A "Change of Control" will be deemed to have occurred if any of the following events shall have occurred: (i) an event required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement;
(ii) after the Effective Date any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a person who was a director of the Company on the Effective Date or any person controlled by such a director, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding International Common Stock; (iii) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (iv) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

     In the event of any subdivision or consolidation of outstanding shares of International Series A Common Stock or declaration of a dividend payable in shares of International Series A Common Stock or other reorganization, reclassification or stock split affecting the outstanding shares, then (i) the number of shares of

International Series A Common Stock reserved under the Director Options, and
(ii) the per share exercise price of the Director Options shall each be proportionately adjusted to reflect such transaction. In the event of any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of a plan of exchange affecting the International Series A Common Stock or any distribution to holders of International Series A Common Stock of securities or property (other than normal cash dividends or dividends payable in International Series A Common Stock), the Board of Directors shall make such adjustments or other provisions as it may deem equitable to give proper effect to the transaction. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board of Directors shall be authorized to issue or assume stock options by means of substitution of new options for previously issued options or an assumption of previously issued options as a part of such adjustment.

     The obligations of the Company with respect to Director Options granted under the Director Plan are subject to all applicable laws.

     All grants of Director Options under the Director Plan will be automatic and will not be subject to the discretion of any person. The Director Plan will be administered by the Company's Board of Directors, who will receive no additional compensation for such service. Members of the Board of Directors who are eligible for Director Options may vote on matters affecting administration of the Director Plan.

     The Board of Directors may amend, alter or discontinue the Director Plan, except that (i) no amendment or alteration that would impair the rights of any optionee under any Director Option that he has been granted shall be made without his consent, (ii) no amendment or alteration shall be effective prior to approval by the Company's stockholders to the extent such approval is then required pursuant to Rule 16b-3 (or any successor provision) under the Exchange Act in order to preserve the applicability of any exemption provided by such rule to any Director Option then outstanding (unless the holder of such Director Option consents) or to the extent stockholder approval is otherwise required by applicable legal requirements, and (iii) the Director Plan shall not be amended more than once every six months to the extent such limitation is required by Rule 16b-3(c)(2)(ii) (or any successor provision) under the Exchange Act as then in effect.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following summary generally describes the principal Federal (but not state and local) income tax consequences of the Director Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular optionee or the Company. The provisions of the Code relating to these matters are complex and their impact in any case may depend upon the particular circumstances.

     In general, the grant of a Director Option will not result in taxable income to the optionee or a deduction to the Company for Federal income tax purposes. Upon exercise of a Director Option, the Company will be entitled, for Federal income tax purposes, to a tax deduction and the optionee will recognize ordinary income. The amount of such deduction and income generally will equal the amount by which the fair market value of the shares acquired on the date the Director Option is exercised exceeds the Director Option exercise price of the shares if the shares received on exercise are transferable and not subject to a substantial risk of forfeiture at such time. In general, the shares received on exercise of a Director Option will be transferable and will not be subject to a substantial risk of forfeiture. However, if the sale of shares acquired upon exercise of a Director Option would subject the optionee to liability under
Section 16(b) of the Exchange Act, which requires certain "insiders" to pay to the Company any profits received from certain purchases and sales of equity securities of the Company, the optionee will recognize ordinary income (and the Company will be entitled to a corresponding tax deduction) equal to the amount by which the fair market value of the shares acquired exceeds the Director Option exercise price for the shares on the earlier of (i) the date that the optionee is no longer subject to liability under Section 16(b) of the Exchange Act or (ii) six months after the date the Director Option is exercised. An optionee subject to liability under Section 16(b) of the Exchange Act may, however, recognize ordinary income (and the Company will be entitled to a corresponding tax deduction) at the time the Director Option is exercised if the optionee makes an election under Section 83(b) of the Code.

     If a Director Option is exercised through the delivery of shares previously owned by the optionee, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to such shares upon such exercise.

     Any difference between the basis of the shares acquired through the exercise of a Director Option (the Director Option exercise price plus the ordinary income recognized) and the amount realized upon a subsequent sale of such shares will be treated as a short-term or long-term capital gain or loss, depending on the length of the period such shares are held prior to sale. Currently, long-term capital gains are taxed to an individual at a maximum rate of 28% as opposed to a maximum rate of 39.6% for ordinary income.

INTEREST OF CERTAIN PERSONS IN THE DIRECTOR PLAN PROPOSAL

     On April 11, 1996, the Compensation Committee of the Board granted, pursuant to the Director Plan, stock options to acquire 50,000 shares of International Series A Common Stock to all nonemployee directors of the Company (Messrs. Akiyama, Gould, Kern, Lescure and Malone). See "DIRECTOR PLAN
PROPOSAL -- New Plan Benefits" for a discussion of the terms of these grants. The effectiveness of these grants is conditioned upon the stockholders approving the Director Plan Proposal at the Annual Meeting.

VOTES REQUIRED FOR APPROVAL

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE COMBINED VOTING POWER AND A MAJORITY OF THE COMBINED NUMBER OF SHARES OF INTERNATIONAL SERIES A COMMON STOCK AND INTERNATIONAL SERIES B COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING, VOTING AS A SINGLE CLASS, IS REQUIRED FOR APPROVAL OF THE DIRECTOR PLAN PROPOSAL.

                              INDEPENDENT AUDITORS

     The firm of KPMG Peat Marwick LLP serves as the Company's independent certified public accountants. A partner of KPMG Peat Marwick LLP will be present at the Annual Meeting with the opportunity to make a statement if KPMG Peat Marwick LLP so desires and will be available to respond to appropriate questions.

                            STOCKHOLDERS' PROPOSALS

     Proposals by stockholders for which consideration is desired at the 1997 annual meeting of stockholders must be received by the Company by April 17, 1997 in order to be considered for inclusion in proxy materials for the 1997 annual meeting.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995 AS FILED WITH THE SEC, EXCLUDING EXHIBITS, MAY BE OBTAINED BY STOCKHOLDERS WITHOUT CHARGE BY WRITTEN REQUEST ADDRESSED TO THE INVESTOR RELATIONS DEPARTMENT, TELE-COMMUNICATIONS INTERNATIONAL, INC., POST OFFICE BOX 5630, DENVER, COLORADO 80217-5630.

Englewood, Colorado
August 15, 1996

                                                                      APPENDIX I

                    TELE-COMMUNICATIONS INTERNATIONAL, INC.
                           1995 STOCK INCENTIVE PLAN

                                   ARTICLE I

                           PURPOSE AND EFFECTIVENESS

     1.1 Purpose. The purpose of the Tele-Communications International, Inc. 1995 Stock Incentive Plan (the "Plan") is to promote the success of Tele-Communications International, Inc. (the "Company") by providing a method whereby (i) eligible employees of the Company and its Subsidiaries and (ii) independent contractors providing services to the Company or its Subsidiaries may be awarded additional remuneration for services rendered and encouraged to invest in capital stock of the Company, thereby increasing their proprietary interest in the Company's businesses, encouraging them to remain in the employ of the Company or its Subsidiaries, and increasing their personal interest in the continued success and progress of the Company or its Subsidiaries. The Plan is also intended to aid (i) in attracting persons of exceptional ability to become officers and employees of the Company and its Subsidiaries and (ii) inducing independent contractors to agree to provide services to the Company.

     1.2 Effective Date. The Plan shall be subject to, and become effective upon, the approval by the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the Company.

                                   ARTICLE II

                                  DEFINITIONS

     2.1 Certain Defined Terms. Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

          "Affiliate" of the Company means any corporation, partnership, or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

          "Agreement" means a stock option agreement, stock appreciation rights agreement, restricted shares agreement or stock units agreement, or an agreement evidencing more than one type of Award, specified in Section 10.5, as any such Agreement may be supplemented or amended from time to time.

          "Approved Transaction" means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (i) any consolidation or merger of the Company, or binding share exchange, pursuant to which shares of Series A Stock would be changed or converted into or exchanged for cash, securities or other property, other than any such transaction in which the common stockholders of the Company immediately prior to such transaction have the same proportionate ownership of the common stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (ii) any merger, consolidation or binding share exchange to which the Company is a party as a result of which the persons who are common stockholders of the Company immediately prior thereto have less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation or binding share exchange,
     (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (iv) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.

          "Award" means a grant of Options, SARs, Restricted Shares and/or Stock Units under this Plan.

          "Board" means the Board of Directors of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

          "Committee" means the committee of the Board appointed pursuant to
     Section 3.1 to administer the Plan.

          "Company" means Tele-Communications International, Inc., a Delaware corporation.

          "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

          "Dividend Equivalents" means, with respect to Restricted Shares to be issued at the end of the Restriction Period, to the extent specified by the Committee only, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the Restriction Period on a like number of shares of Series A Stock.

          "Domestic relations order" means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

          "Effective Date" means the date on which the Plan becomes effective pursuant to Section 1.2.

          "Equity security" shall have the meaning ascribed to such term in
     Section 3(a)(11) of the Exchange Act, and an equity security of an issuer shall have the meaning ascribed thereto in Rule 16a-1 promulgated under the Exchange Act, or any successor Rule.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

          "Fair Market Value" of a share of Series A Stock or Series B Stock on any day means the last sale price (or, if no last sale price is reported, the average of the high bid and low asked prices) for a share of Series A Stock or Series B Stock, as applicable, on such day (or, if such day is not a trading day, on the next preceding trading day) as reported on NASDAQ or, if not reported on NASDAQ, as quoted by the National Quotation Bureau Incorporated, or if the Series A Stock or Series B Stock is listed on an exchange, on the principal exchange on which the Series A Stock or Series B Stock, as applicable, is listed. If for any day the Fair Market Value of a share of Series A Stock or Series B Stock, as applicable, is not determinable by any of the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

          "Free Standing SAR" has the meaning ascribed thereto in Section 7.1.

          "Holder" means an employee of the Company or a Subsidiary or an independent contractor who has received an Award under this Plan.

          "Incentive Stock Option" means a stock option granted under Article VI which is intended to be an incentive stock option within the meaning of
     Section 422 of the Code.

          "NASDAQ" means the Nasdaq Stock Market.

          "Nonqualified Stock Option" means a stock option granted under Article VI that is designated a nonqualified stock option.

          "Option" means any Incentive Stock Option or Nonqualified Stock
     Option.

          "Plan" has the meaning ascribed thereto in Section 1.1.

          "Restricted Shares" means shares of Series A Stock or the right to receive shares of Series A Stock, as the case may be, awarded pursuant to
     Article VIII.

          "Restriction Period" means a period of time beginning on the date of each award of Restricted Shares and ending on the Vesting Date with respect to such award.

          "Retained Distribution" has the meaning ascribed thereto in Section
     8.3.

          "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor Rule. References to paragraphs of Rule 16b-3 shall include the comparable provisions of any successor Rule.

          "SARs" means stock appreciation rights, awarded pursuant to Article VII, with respect to shares of Series A Stock.

          "Series A Stock" means the Series A Common Stock, $1.00 par value per share, of the Company.

          "Series B Stock" means the Series B Common Stock, $1.00 par value per share, of the Company.

          "Stock Unit Award" has the meaning ascribed thereto in Section 9.1.

          "Subsidiary" of the Company means any present or future subsidiary (as defined in Section 424(f) of the Code) of the Company or any business entity in which the Company owns directly or indirectly, 50% or more of the voting, capital or profits interests. An entity shall be deemed a subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

          "Tandem SARs" has the meaning ascribed thereto in Section 7.1.

          "Vesting Date" with respect to any Restricted Shares awarded hereunder means the date on which such Restricted Shares cease to be subject to a risk of forfeiture, as designated in or determined in accordance with the Agreement with respect to such award of Restricted Shares pursuant to
     Article VIII. If more than one Vesting Date is designated for an award of Restricted Shares, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part.

                                  ARTICLE III

                                 ADMINISTRATION

     3.1 Committee. The Plan shall be administered by the Compensation Committee of the Board unless a different committee is appointed by the Board. The Committee shall be comprised of not less than two persons. Each member of the Committee shall be a member of the Board who during the one year period prior to service on the Committee was not, and during such service is not, granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its Affiliates if such grant or award or participation in such plan would prevent such member from being a "disinterested person" with respect to the Plan for purposes of Rule 16b-3. Subject to the foregoing, the Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may remove members of the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

     3.2 Powers. The Committee shall have full power and authority to grant to eligible persons Options under Article VI of the Plan, SARs under Article VII of the Plan, Restricted Shares under Article VIII of the Plan and/or Stock Units under Article IX of the Plan, to determine the terms and conditions (which need not be identical) of all Awards so granted, to interpret the provisions of the Plan and any Agreements relating to Awards granted under the Plan, and to supervise the administration of the Plan. The Committee in making an Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. The Committee shall have sole authority in the selection of persons to whom Awards may be granted under the Plan and in the determination of the timing, pricing and amount of any such Award, subject only to the express provisions of the Plan. In making determinations hereunder, the Committee may take into account the nature of the services rendered by the respective employees and independent contractors, their present and potential contributions to the success of the Company and its Subsidiaries and such other factors as the Committee in its discretion deems relevant.

     3.3 Interpretation. The Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all persons. No member of the Committee shall be liable for any action or determination made or taken by him or the Committee in good faith with respect to the Plan.

                                   ARTICLE IV

                           SHARES SUBJECT TO THE PLAN

     4.1 Number of Shares. Subject to the provisions of this Article IV, the maximum number of shares of Series A Stock with respect to which Awards may be granted during the term of the Plan shall be 3,000,000 shares. Shares of Series A Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. The shares of Series A Stock subject to (i) any Award granted under the Plan that shall expire, terminate or be annulled for any reason without having been exercised (or considered to have been exercised as provided in Section 7.2), (ii) any Award of any SARs granted under the Plan that shall be exercised for cash and (iii) any Award of Restricted Shares or Stock Units that shall be forfeited prior to becoming vested (provided that the Holder received no benefits of ownership of such Restricted Shares or Stock Units other than voting rights and the accumulation of Retained Distributions and unpaid Dividend Equivalents that are likewise forfeited), shall again be available for purposes of the Plan.

     4.2 Adjustments. If the Company subdivides its outstanding shares of Series A Stock into a greater number of shares of Series A Stock (by stock dividend, stock split, reclassification or otherwise) or combines its outstanding shares of Series A Stock into a smaller number of shares of Series A Stock (by reverse stock split, reclassification or otherwise), or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Series A Stock, or other similar corporate event (including mergers or consolidations other than those which constitute Approved Transactions) affects the Series A Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in its sole discretion and in such manner as the Committee may deem equitable and appropriate, make such adjustments to any or all of (i) the number and kind of shares which thereafter may be awarded, optioned, or otherwise made subject to the benefits contemplated by the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the purchase or exercise price and the relevant appreciation base with respect to any of the foregoing, provided, however, that the number of shares subject to any Award shall always be a whole number. The Committee may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this Section 4.2.

                                   ARTICLE V

                                  ELIGIBILITY

     5.1 General. The persons who shall be eligible to participate in the Plan and to receive Awards under the Plan shall be such employees (including officers and, subject to Section 5.2, directors) of the Company and its Subsidiaries or independent contractors as the Committee shall select. Awards may be made to employees or independent contractors who hold or have held Awards under this Plan or any similar or other awards under any other plan of the Company or any of its Affiliates.

     5.2 Ineligibility. No member of the Committee, while serving as such, shall be eligible to receive an Award.

                                   ARTICLE VI

                                 STOCK OPTIONS

     6.1 Grant of Options. Subject to the limitations of the Plan, the Committee shall designate from time to time those eligible persons to be granted Options, the time when each Option shall be granted to such eligible persons, the number of shares subject to such Option, whether such Option is an Incentive Stock Option or a Nonqualified Stock Option and, subject to Section 6.2, the purchase price of the shares of Series A Stock subject to such Option. Subject to the other provisions of the Plan, the same person may receive Incentive Stock Options and Nonqualified Stock Options at the same time and pursuant to the same Agreement, provided that Incentive Stock Options and Nonqualified Stock Options are clearly designated as such. Except for Awards described in Section 11.1, no person may be granted in any calendar year Options covering more than 1,000,000 shares of Series A Common Stock (adjusted as provided in Section 4.2).

     6.2 Option Price. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Committee and may be more than, less than or equal to the Fair Market Value of the Series A Stock as of the date the Option is granted.

     6.3 Term of Options. Subject to the provisions of the Plan with respect to death, retirement and termination of employment, the term of each Option shall be for such period as the Committee shall determine as set forth in the applicable Agreement.

     6.4 Exercise of Options. An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and this Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).

     6.5  Manner of Exercise.

          (a) Form of Payment. An Option shall be exercised by written notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other procedures for the exercise of Options as the Committee may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 10.10 shall be determined by the Committee and may consist of (i) cash, (ii) check, (iii) promissory note, (iv) whole shares of Series A Stock or of Series B Stock already owned by the Holder, (v) the withholding of shares of Series A Stock issuable upon such exercise of the Option, (vi) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, (vii) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of shares under the Delaware General Corporation Law. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Committee deems appropriate. Without limiting the generality of the foregoing, if a Holder is permitted to elect to have shares of Series A Stock issuable upon exercise of an Option withheld to pay all or any part of the amounts payable in connection with such exercise, then the Committee shall have the sole discretion to approve or disapprove such election, which approval or disapproval shall be given after such election is made.

          (b) Value of Shares. Shares of Series A Stock or Series B Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of Series A Stock withheld for such payment, shall be valued for such purpose at their Fair Market Value as of the exercise date. Notwithstanding the foregoing, if a Holder who is permitted to do so pursuant to the applicable Agreement elects to have shares of Series A Stock issuable upon exercise of an Option withheld in payment of all or any part of the amounts payable in connection with the exercise of such Option and if, in order to meet the exemptive requirements of Rule 16b-3, such election is made during a window period determined in accordance with paragraph (e)(3) of such Rule (or is made prior thereto to become effective during such window period), then for purposes of determining the Fair Market Value of the shares of Series A Stock withheld, such Option (other than an Incentive Stock Option) shall be deemed to have been exercised on the day during such window period on which the highest reported last sale price of a share of Series A Stock as reported on NASDAQ occurred and the Fair Market Value of such shares shall be deemed to be such highest reported last sale price.

          (c) Issuance of Shares. The Company shall effect the transfer of the shares of Series A Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 10.10, and within a reasonable time thereafter such transfer shall be evidenced on the books of the Company. No Holder or other person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares of Series A Stock subject to an Option granted under the Plan until due exercise and full payment has been made. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

     6.6 Nontransferability. Unless otherwise determined by the Committee and provided in the applicable Agreement, Options shall not be transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and, except as otherwise required pursuant to a domestic relations order, Options may be exercised during the lifetime of the Holder thereof only by such Holder (or his or her court appointed legal representative).

                                  ARTICLE VII

                                      SARS

     7.1 Grant of SARs. Subject to the limitations of the Plan, SARs may be granted by the Committee to such eligible persons in such numbers and at such times during the term of the Plan as the Committee shall determine. An SAR may be granted to a Holder of an Option (hereinafter called a "related Option") with respect to all or a portion of the shares of Series A Stock subject to the related Option (a "Tandem SAR") or may be granted separately to an eligible employee (a "Free Standing SAR"). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the Agreement. Except for Awards described in Section 10.1, no person may be granted in any calendar year SARs covering more than 1,000,000 shares of Series A Stock (adjusted as provided in Section 4.2).

     7.2 Tandem SARs. A Tandem SAR may be granted either concurrently with the grant of the related Option or (if the related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Agreement may provide), and in no event after the complete termination or full exercise of the related Option. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be cancelled automatically to the extent of the number of shares of Series A Stock with respect to which the related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR, the Holder thereof shall be entitled to receive from the Company, for each share of Series A Stock with respect to which the Tandem SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of Series A Stock on the date of exercise over the related Option purchase price per share; provided, however, that the Committee may, in any Agreement granting Tandem SARs, provide that the appreciation realizable upon exercise thereof shall be measured from a base higher than the related Option purchase price.

     7.3 Free Standing SARs. Free Standing SARs shall be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Agreement. The base price of a Free Standing SAR shall be not less than 100% of the Fair Market Value of the Series A Stock on the date of grant of the Free Standing SAR. Subject to the limitations of the Plan, upon the exercise of a Free Standing SAR, the Holder thereof shall be entitled to receive from the Company, for each share of Series A Stock with respect to which the Free Standing SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of Series A Stock on the date of exercise over the base price per share of such Free Standing SAR.

     7.4 Consideration. The consideration to be received upon the exercise of an SAR by the Holder shall be paid in cash, shares of Series A Stock (valued at Fair Market Value on the date of exercise of such SAR) or a combination of cash and shares of Series A Stock as specified in the Agreement, or, if so provided in the Agreement, either as determined by the Committee in its sole discretion or as elected by the Holder, provided that the Committee shall have the sole discretion to approve or disapprove the election by a Holder to receive cash in full or partial settlement of an SAR, which approval or disapproval shall be given after such election is made. The Company's obligation arising upon the exercise of an SAR may be paid currently or on a deferred basis with such interest or earnings equivalent as the Committee may determine. No fractional shares of Series A Stock shall be issuable upon exercise of an SAR and, unless otherwise provided in the applicable Agreement, the Holder will receive cash in lieu of fractional shares. Unless the Committee shall otherwise determine, to the extent a Free Standing SAR is exercisable, it will be exercised automatically for cash on its expiration date.

     7.5 Limitations. The applicable Agreement may provide for a limit on the amount payable to a Holder upon exercise of SARs at any time or in the aggregate, for a limit on the number of SARs that may be exercised by the Holder in whole or in part for cash during any specified period, for a limit on the time periods during which a Holder may exercise SARs and for such other limits on the rights of the Holder and such other terms and conditions of the SAR as the Committee may determine, including, without limitation, a condition that the SAR may be exercised only in accordance with rules and regulations adopted by the Committee from time to time. Unless otherwise so provided in the applicable Agreement, any such limit relating to a Tandem SAR shall not restrict the exercisability of the related Option. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.

     7.6 Exercise. For purposes of this Article VII, the date of exercise of an SAR shall mean the date on which the Company shall have received notice from the Holder of the SAR of the exercise of such SAR, except that, if in order to meet the exemptive requirements of Rule 16b-3 a Holder exercises any SAR (other than one granted in tandem with an Incentive Stock Option) in whole or in part for cash during a window period determined in accordance with paragraph (e)(3) of such Rule, then such SAR shall be deemed to have been exercised on the day during such window period on which the highest reported last sale price of a share of Series A Stock as reported on NASDAQ occurred and the Fair Market Value of such shares shall be deemed to be such highest reported last sale price.

     7.7 Nontransferability. Unless otherwise determined by the Committee and provided in the applicable Agreement, SARs shall not be transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and, except as otherwise required pursuant to a domestic relations order, SARs may be exercised during the lifetime of the Holder thereof only by such Holder (or his or her court appointed legal representative).

                                  ARTICLE VIII

                               RESTRICTED SHARES

     8.1 Grant. Subject to the limitations of the Plan, the Committee shall designate those eligible persons to be granted awards of Restricted Shares, shall determine the time when each such Award shall be granted, whether shares of Series A Stock covered by awards of Restricted Shares will be issued at the beginning or the end of the Restriction Period and whether Dividend Equivalents will be paid during the Restriction Period in the event shares of the Series A Stock are to be issued at the end of the Restriction Period, and shall designate (or set forth the basis for determining) the Vesting Date or Vesting Dates for each award of Restricted Shares and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Shares in addition to those provided in the Plan. The Committee shall determine the price, if any, to be paid by the Holder for the Restricted Shares; provided, however, that the issuance of Restricted Shares shall be made for at least the minimum consideration necessary to permit such Restricted Shares to be deemed fully paid and nonassessable. All determinations made by the Committee pursuant to this
Section 8.1 shall be specified in the Agreement.

     8.2  Issuance of Restricted Shares at Beginning of the Restriction
Period. If shares of Series A Stock are issued at the beginning of the Restriction Period, the stock certificate or certificates representing such Restricted Shares shall be registered in the name of the Holder to whom such Restricted Shares shall have been awarded. During the Restriction Period, certificates representing the Restricted Shares and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Shares (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Agreement. Such certificates shall remain in the custody of the Company and the Holder shall deposit with the Company stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Shares and any securities constituting Retained Distributions that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Agreement.

     8.3 Restrictions. Restricted Shares issued at the beginning of the Restriction Period shall constitute issued and outstanding shares of Series A Stock for all corporate purposes. The Holder will have the right to vote such Restricted Shares, to receive and retain such dividends and distributions, as the Committee may in its sole discretion designate, paid or distributed on such Restricted Shares and to exercise all other rights, powers and privileges of a Holder of Series A Stock with respect to such Restricted Shares; except, that
(a) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived; (b) the Company will retain custody of the stock certificate or certificates representing the Restricted Shares during the Restriction Period as provided in Section 8.2; (c) other than such dividends and distributions as the Committee may in its sole discretion designate, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and vesting and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account; (d) the Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or any Retained Distributions or his interest in any of them during the Restriction Period; and
(e) a breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.

     8.4 Issuance of Stock at End of the Restriction Period. Restricted Shares issued at the end of the Restriction Period shall not constitute issued and outstanding shares of Series A Stock and the Holder shall not have any of the rights of a stockholder with respect to the shares of Series A Stock covered by such an award of Restricted Shares, in each case until such shares shall have been transferred to the Holder at the end of the Restriction Period. If and to the extent that shares of Series A Stock are to be issued at the end of the

Restriction Period, the Holder shall be entitled to receive Dividend Equivalents with respect to the shares of Series A Stock covered thereby either (i) during the Restriction Period or (ii) in accordance with the rules applicable to Retained Distributions, as the Committee may specify in the Agreement.

     8.5 Cash Awards. In connection with any award of Restricted Shares, an Agreement may provide for the payment of a cash amount to the Holder of such Restricted Shares at any time after such Restricted Shares shall have become vested. Such cash awards shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Committee in the Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments which such Holder shall be otherwise entitled or eligible to receive from the Company.

     8.6 Completion of Restriction Period. On the Vesting Date with respect to each award of Restricted Shares, and the satisfaction of any other applicable restrictions, terms and conditions (a) all or the applicable portion of such Restricted Shares shall become vested, (b) any Retained Distributions and any unpaid Dividend Equivalents with respect to such Restricted Shares shall become vested to the extent that the Restricted Shares related thereto shall have become vested and (c) any cash award to be received by the Holder with respect to such Restricted Shares shall become payable, all in accordance with the terms of the applicable Agreement. Any such Restricted Shares, Retained Distributions and any unpaid Dividend Equivalents that shall not become vested shall be forfeited to the Company and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares, Retained Distributions and any unpaid Dividend Equivalents that shall have been so forfeited. The Committee may, in its discretion, provide that the delivery of any Restricted Shares, Retained Distributions and unpaid Dividend Equivalents that shall have become vested, and payment of any cash awards that shall have become payable, shall be deferred until such date or dates as the recipient may elect. Any election of a recipient pursuant to the preceding sentence shall be filed in writing with the Committee in accordance with such rules and regulations, including any deadline for the making of such an election, as the Committee may provide.

                                   ARTICLE IX

                                  STOCK UNITS

     9.1 Grant. In addition to granting awards of Options, SARs and Restricted Shares, the Committee shall have authority to grant to eligible persons awards of Stock Units which may be in the form of Series A Stock or units, the value of which is based, in whole or in part, on the Fair Market Value of the Series A Stock. Subject to the provisions of the Plan, including any rules established pursuant to Section 9.2, awards of Stock Units shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine in its sole discretion, which need not be identical for each Award. The determinations made by the Committee pursuant to this Section
9.1 shall be specified in the applicable Agreement.

     9.2 Rules. The Committee may, in its sole discretion, establish any or all of the following rules for application to an award of Stock Units:

          (a) Any shares of Series A Stock which are part of an award of Stock Units may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or if later, the date provided by the Committee at the time of the Award.

          (b) Such Awards may provide for the payment of cash consideration by the person to whom such Award is granted or provide that the Award, and Series A Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration; provided, however, that the issuance of any shares of Series A Stock in connection with an award of Stock Units shall be for at least the minimum consideration necessary to permit such shares to be deemed fully paid and nonassessable.

          (c) Awards of Stock Units may relate in whole or in part to performance or other criteria established by the Committee at the time of grant.

          (d) Awards of Stock Units may provide for deferred payment schedules, vesting over a specified period of employment, the payment (on a current or deferred basis) of dividend equivalent amounts with respect to the number of shares of Series A Stock covered by the Award, and elections by the employee to defer payment of the Award or the lifting of restrictions on the Award, if any.

          (e) In such circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part, any restrictions or limitations to which a Stock Unit Award was made subject at the time of grant.

                                   ARTICLE X

                               GENERAL PROVISIONS

     10.1  Acceleration of Options, SARs, Restricted Shares and Stock Units.

          (a) Death or Disability. If a Holder's employment shall terminate by reason of death or Disability, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each outstanding Option or SAR granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such award of Restricted Shares shall be deemed to have expired and all such Restricted Shares, any related Retained Distributions and any unpaid Dividend Equivalents shall become vested and any cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement, and (iii) in the case of Stock Units, each such award of Stock Units shall become vested in full.

          (b) Approved Transactions. In the event of any Approved Transaction, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each such outstanding Option or SAR granted under the Plan shall become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such award of Restricted Shares shall be deemed to have expired and all such Restricted Shares, any related Retained Distributions and any unpaid Dividend Equivalents shall become vested and any cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement, and (iii) in the case of Stock Units, each such award of Stock Units shall become vested in full, in each case effective immediately prior to consummation of the Approved Transaction; provided, however, that any Options, SARs or, if applicable, Stock Units not theretofore exercised shall terminate upon consummation of the Approved Transaction. Notwithstanding the foregoing, unless otherwise provided in the applicable Agreement, the Committee may, in its discretion, determine that any or all outstanding Awards of any or all types granted pursuant to the Plan will not vest or become exercisable on an accelerated basis in connection with an Approved Transaction and/or will not terminate if not exercised prior to consummation of the Approved Transaction, if the Board or the surviving or acquiring corporation, as the case may be, shall have taken, or made effective provision for the taking of, such action as in the opinion of the Committee is equitable and appropriate to substitute a new Award for such Award or to assume such Award and in order to make such new or assumed Award, as nearly as may be practicable, equivalent to the old Award (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Series A Stock may be changed, converted or exchanged in connection with the Approved Transaction.

     10.2  Termination of Employment.

          (a) General. If a Holder's employment shall terminate prior to the complete exercise of an Option or SAR (or deemed exercise thereof, as provided in Section 7.2) or during the Restriction Period with respect to any Restricted Shares or prior to the vesting or complete exercise of any Stock Units, then such Option, SAR or Stock Unit shall thereafter be exercisable, and the Holder's rights to any unvested

     Restricted Shares, Retained Distributions, unpaid Dividend Equivalents and cash amounts and any such unvested Stock Units shall thereafter vest solely to the extent provided in the applicable Agreement; provided, however, that
     (i) no Option or SAR may be exercised after the scheduled expiration date thereof; (ii) if the Holder's employment terminates by reason of death or Disability, the Option or SAR shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration of such Option or SAR); and (iii) any termination by the Company for cause will be treated in accordance with the provisions of Section 10.2.

          (b) Termination by Company for Cause. If a Holder's employment with the Company or a Subsidiary shall be terminated by the Company or such Subsidiary during the Restriction Period with respect to any Restricted Shares, or prior to the exercise of any Option or SAR, or prior to the vesting or exercise of any Stock Unit, for cause (for these purposes, cause shall have the meaning ascribed thereto in any employment agreement to which such Holder is a party or, in the absence thereof, shall include but not be limited to, insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform his duties and responsibilities for any reason other than illness or incapacity; provided, however, that if such termination occurs within 12 months after an Approved Transaction, termination for cause shall mean only a felony conviction for fraud, misappropriation or embezzlement), then (i) all Options and SARs and all unvested or unexercised Stock Units held by such Holder shall immediately terminate and (ii) such Holder's rights to all Restricted Shares, Retained Distributions, any unpaid Dividend Equivalents and any cash awards shall be forfeited immediately.

          (c) Miscellaneous. The Committee may determine whether any given leave of absence constitutes a termination of employment; provided, however, that for purposes of the Plan (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed 90 days, and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company, provided the employee's right to reemployment is guaranteed either by statute or contract, shall not be deemed a termination of employment. Awards made under the Plan shall not be affected by any change of employment so long as the Holder continues to be an employee of the Company or any Subsidiary.

     10.3 Right of Company to Terminate Employment. Nothing contained in the Plan or in any Award, and no action of the Company or the Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of the Holder at any time, with or without cause; subject, however, to the provisions of any employment agreement between the Holder and the Company or any Subsidiary.

     10.4 Nonalienation of Benefits. No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

     10.5 Written Agreement. Each grant of an Option under the Plan shall be evidenced by a stock option agreement which shall designate the Options granted thereunder as Incentive Stock Options or Nonqualified Stock Options; each SAR shall be evidenced by a stock appreciation rights agreement; each award of Restricted Shares shall be evidenced by a restricted shares agreement and each award of Stock Units shall be evidenced by a stock units agreement, each in such form and containing such terms and provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve; provided, however, that if more than one type of Award is made to the same Holder, such Awards may be evidenced by a single agreement with such Holder. Each grantee of an Option, SAR, Restricted Shares or Stock Units shall be notified promptly of such grant and a written agreement shall be promptly executed and delivered by the Company and the grantee, provided that, in the discretion of the Committee, such grant of Options, SARs, Restricted Shares or Stock Units shall terminate if such written agreement is not signed by such grantee (or his attorney) and delivered to the Company within 60 days after the date the Committee approved such grant.

Any such written agreement may contain (but shall not be required to contain) such provisions as the Committee deems appropriate (i) to insure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received by the Holder from the Company or (ii) to provide cash payments to the Holder to mitigate the impact of such penalty provisions upon the Holder. Any such agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 10.8(b).

     10.6 Designation of Beneficiaries. Each person who shall be granted an Award under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such person.

     10.7 Right of First Refusal. The Agreements may contain such provisions as the Committee shall determine to the effect that if a Holder elects to sell all or any shares of Series A Stock that such Holder acquired upon the exercise of an Option or SAR or upon the vesting of Restricted Shares or Stock Units awarded under the Plan, then such Holder shall not sell such shares unless such Holder shall have first offered in writing to sell such shares to the Company at Fair Market Value on a date specified in such offer (which date shall be at least three business days and not more than ten business days following the date of such offer). In any such event, certificates representing shares issued upon exercise of Options or SARs and the vesting of Restricted Shares or Stock Units shall bear a restrictive legend to the effect that transferability of such shares are subject to the restrictions contained in the Plan and the applicable Agreement and the Company may cause the transfer agent for the Series A Stock to place a stop transfer order with respect to such shares.

     10.8  Termination and Amendment.

          (a) General. Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the tenth anniversary of the Effective Date. The Board or the Committee may at any time prior to the tenth anniversary of the Effective Date terminate the Plan, and may, from time to time, suspend or discontinue the Plan or modify or amend the Plan in such respects as it shall deem advisable; except that no such modification or amendment shall be effective prior to approval by the Company's stockholders to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Award then outstanding (unless the holder of such Award consents) or to the extent stockholder approval is otherwise required by applicable legal requirements.

          (b) Modification. No termination, modification or amendment of the Plan may, without the consent of the person to whom any Award shall theretofore have been granted, adversely affect the rights of such person with respect to such Award. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan (including Section 10.8(a)), the Committee may amend outstanding Agreements with any Holder, including, without limitation, any amendment which would (i) accelerate the time or times at which the Award may be exercised and/or (ii) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Committee may, but solely with the Holder's consent unless otherwise provided in the Agreement, agree to cancel any Award under the Plan and issue a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made. Nothing contained in the foregoing provisions of this Section 10.08(b) shall be construed to prevent the Committee from providing in any Agreement that the rights of the Holder with respect to the Award evidenced thereby shall be subject to such rules and regulations as the Committee may, subject to the express provisions of the Plan, adopt from time to time, or impair the enforceability of any such provision.

     10.9 Government and Other Regulations. The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the

Series A Stock may be listed or quoted. For so long as the Series A Stock is registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (i) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of Series A Stock that may be issued to Holders under the Plan, and (ii) to file in a timely manner all reports required to be filed by it under the Exchange Act.

     10.10 Withholding. The Company's obligation to deliver shares of Series A Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of an Award, upon the exercise of any Option or SAR or upon the vesting of, or expiration of restrictions with respect to, Restricted Shares or Stock Units, as appropriate, may, in the discretion of the Committee, be paid in shares of Series A Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including, without limitation, the conditions referenced in Section 6.5) as the Committee shall determine. If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company with respect to such Award.

     10.11 Separability. It is the intent of the Company that this Plan comply with Rule 16b-3 with respect to persons subject to Section 16 of the Exchange Act unless otherwise provided herein or in an Award Agreement, that any ambiguities or inconsistencies in the construction of this Plan be interpreted to give effect to such intention, and that if any provision of this Plan is found not to be in compliance with Rule 16b-3, such provision shall be null and void to the extent required to permit this Plan to comply with Rule 16b-3.

     10.12 Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise then under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     10.13 Exclusion from Pension and Profit-Sharing Computation. By acceptance of an Award, unless otherwise provided in the applicable Agreement, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan, program or policy of the Company or any Subsidiary. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

     10.14 Unfunded Plan. Neither the Company nor any Subsidiary shall be required to segregate any cash or any shares of Series A Stock which may at any time be represented by Awards and the Plan shall constitute an "unfunded" plan of the Company. Except as provided in Article VII with respect to awards of Restricted Shares and except as expressly set forth in writing, no employee shall have voting or other rights with respect to shares of Series A Stock prior to the delivery of such shares. Neither the Company nor any Subsidiary shall, by any provisions of the Plan, be deemed to be a trustee of any Series A Stock or any other property, and the liabilities of the Company and any Subsidiary to any employee pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any employee, former employee or beneficiary under the Plan shall be limited to those of a general creditor of the Company or the applicable Subsidiary, as the case may be. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

     10.15 Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

     10.16 Accounts. The delivery of any shares of Series A Stock and the payment of any amount in respect of an Award shall be for the account of the Company or the applicable Subsidiary, as the case may be, and any such delivery or payment shall not be made until the recipient shall have paid or made satisfactory arrangements for the payment of any applicable withholding taxes as provided in Section 10.10.

     10.17 Legends. In addition to any legend contemplated by Section 10.7, each certificate evidencing Series A Stock subject to an Award shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions of the Award applicable to such shares, including, without limitation, any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.

     10.18 Company's Rights. The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

                                                                     APPENDIX II

                    TELE-COMMUNICATIONS INTERNATIONAL, INC.

                  1996 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

     1. Purpose of the Plan. This Nonemployee Director Stock Option Plan (the "Plan") is intended as an incentive to retain and attract persons of training, experience and ability to serve as independent directors on the Board of Directors of Tele-Communications International, Inc., a Delaware corporation (the "Company"), to encourage the sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of the Company. It is further intended that the options granted pursuant to this Plan (the "Options") will be nonqualified options within the meaning of
Section 83 of the Internal Revenue Code of 1986, as amended (the "Code").

     2. Stockholder Approval. This Plan shall be effective as of the date (the "Effective Date") it was approved by the Board of Directors of the Company, April 11, 1996. All Options granted pursuant to this Plan are subject to, and may not be exercised before, the approval of this Plan by the affirmative vote of the holders of a majority in voting power of the shares of capital stock of the Company that are present, or represented, and entitled to vote thereon at a meeting of the Company's stockholders. If the stockholders of the Company should fail so to approve this Plan on or prior to such date, this Plan shall terminate and cease to be of any further force or effect and all grants of options hereunder shall be null and void.

     3. Designation of Participants; Automatic Grant of Options. Each director of the Company who is not an employee of the Company or any Subsidiary (as hereinafter defined) of the Company (any such director being hereinafter referred to as a "Nonemployee Director") shall be granted Options as described hereunder. Each Nonemployee Director who is a director as of the Effective Date (as hereinafter defined) shall automatically be granted Options to purchase 50,000 shares of Series A Common Stock, $1.00 par value per share of the Company (the "Common Stock") at the Effective Date. Thereafter, each individual who becomes a Nonemployee Director shall automatically be granted Options to purchase 50,000 shares of Common Stock (subject to adjustment as provided in Paragraph 10) on the date such person first becomes a Nonemployee Director. Notwithstanding the foregoing, in the case of any grant of Options made on a date subsequent to the Effective Date, such grant shall only be made if the number of shares subject to future grant under this Plan is sufficient to make all automatic grants required to be made pursuant to this Plan on such date of grant. As used herein, the term "Subsidiary" of the Company shall mean any corporation of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation.

     4. Option Agreement. Each Option granted hereunder shall be embodied in a written option agreement ("Option Agreement"), which shall be subject to the terms and conditions set forth above and shall be signed by the Optionee and by the Chief Executive Officer, the Chief Operating Officer, or any Vice President of the Company for and on behalf of the Company.

     5. Common Stock Reserved for the Plan. Subject to adjustment as provided in Paragraph 10 hereof, a total of 1,000,000 shares of Common Stock shall be reserved for issuance upon the exercise of Options granted pursuant to this Plan. The Board of Directors and the appropriate officers of the Company shall from time to time take whatever actions are necessary to execute, acknowledge, file and deliver any documents required to be filed with or delivered to any governmental authority or any stock exchange or transaction reporting system on which shares of Common Stock are listed or quoted in order to make shares of Common Stock available for issuance to an Optionee (as hereinafter defined) pursuant to this Plan. Common Stock subject to Options that are forfeited or terminated or expire unexercised in such a manner that all or some of the shares subject thereto are not issued to an Optionee shall immediately become available for the granting of Options. As used herein, the term "Optionee" shall mean any Nonemployee Director to whom on April 11, 1996, $16.00 per share Options are granted hereunder.

     6. Option Price.

     (a) The purchase price of each share of Common Stock that is subject to an Option granted on April 11, 1996, shall be $16.00. Thereafter, the purchase price of each share of Common Stock that is subject to an Option granted pursuant to this Plan shall be 95% of the Fair Market Value of such share of Common Stock on the date the Option is granted, such percentage rounded down to the nearest quarter dollar.

     (b) The Fair Market Value of a share of Common Stock on a particular date means the last sale price (or, if no last sale price is reported, the average of the high bid and low asked prices) for a share of Common Stock, as applicable, on such day (or, if such day is not a trading day, on the next preceding trading day) as reported on the Nasdaq Stock Market or, if not reported on the Nasdaq Stock Market, as quoted by the National Quotation Bureau Incorporated, or if the Common Stock is listed on an exchange, on the principal exchange on which the Common Stock, as applicable, is listed.

     7. Option Period. Each Option granted pursuant to this Plan shall terminate and be of no force and effect with respect to any shares of Common Stock not purchased by the Optionee upon the earliest to occur of the following: (a) the expiration of ten years following the date upon which the Option is granted; (b) the expiration of one year following the date upon which the Optionee ceases to be a Director for any reason other than voluntary termination of Director status; or (c) the expiration of three months following the date on which the Optionee voluntarily ceases his status as a Director.

     8. Exercise of Options.

     (a) Options granted pursuant to this Plan shall be exercisable, on a cumulative basis, as follows: (i) with respect to 20% of the total number of shares of Common Stock initially subject to any Option, such Option shall be exercisable on the first anniversary of the date of grant; and (ii) with respect to the remaining shares of Common Stock subject to any Option, such Option shall be exercisable with respect to an additional 20% of the total number of shares initially subject thereto as of the second, third, fourth and fifth anniversaries of the date of the grant.

     (b) An Option may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.

     (c) In the event that an Optionee voluntarily ceases his status as a Director, an Option granted to such Optionee may be exercised only to the extent such Option was exercisable at the time he ceased to serve in such capacity.

     (d) In the event that an Optionee ceases to serve as a Director for any reason other than voluntary termination of Director status, at a time when an Option granted hereunder is still in force and unexpired under the terms of Paragraph 7 hereof, each such unmatured Option shall be accelerated. Such acceleration shall be effective as of the date of termination of Director status and each Option so accelerated shall be exercisable in full for so long as it is still in force and unexpired under the terms of Paragraph 7 hereof.

     (e) Upon the occurrence of a Change in Control, as defined in Paragraph 10(c), all Options previously granted and still in force and unexpired under the terms of Paragraph 7 hereof shall be accelerated effective as of such Change in Control.

     (f) The purchase price of the shares as to which an Option is exercised shall be paid in full at the time of the exercise. Such purchase price shall be payable in cash or by means of tendering theretofore owned Common Stock which has been held by the Optionee for more than six months, valued at Fair Market Value on the date of exercise, or any combination thereof. No holder of an Option shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any shares subject to any Option unless and until certificates evidencing such shares shall have been issued by the Company to such holder.

     9. Assignability. No Option shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Any attempted assignment of an Option in violation of this Paragraph 9 shall be null and void.

     10. Adjustments.

     (a) The existence of outstanding Options shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

     (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Common Stock, the Board of Directors may adjust proportionally (i) the number of shares of Common Stock reserved under these Options; and (ii) the exercise price of such Options. In the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board of Directors shall make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board of Directors shall be authorized to issue or assume stock options by means of substitution of new options for previously issued options or an assumption of previously issued options, or to make provision for the acceleration of the exercisability of, or lapse of restrictions with respect to, the termination of unexercised options in connection with such transaction.

     (c) An Option shall become fully exercisable upon a Change in Control (as hereinafter defined) of the Company. For purposes of this Plan, a "Change of Control" shall be conclusively deemed to have occurred if (and only if) any of the following events shall have occurred: (a) there shall have occurred an event required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement;
(b) after the Effective Date any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a person that is a director of the Company on the Effective Date or any person controlled by such a director, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities; (c) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (d) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

     11. Purchase for Investment. Unless the Options and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, each person exercising an Option under this Plan may be required by the Company to give a representation in writing in form and substance satisfactory to the Company to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof.

     12. Taxes. The Company may make such provisions as it may deem appropriate for the withholding of any taxes that it determines is required in connection with any Options granted to any Optionee hereunder.

     13. Amendments or Termination. The Board of Directors of the Company may amend, alter or discontinue this Plan, except that (a) no amendment or alteration that would impair the rights of any Optionee under any Option that he has been granted shall be made without his consent, (b) no amendment or alteration shall be effective prior to approval by the Company's stockholders to the extent such approval is then required pursuant to Rule 16b-3 (or any successor provision) under the Exchange Act in order to preserve the applicability of any exemption provided by such rule to any Option then outstanding (unless the holder of such Option consents) or to the extent stockholder approval is otherwise required by applicable legal requirements, and
(c) the Plan shall not be amended more than once every six months to the extent such limitation is required by Rule 16b-3(c)(2)(ii) (or any successor provision) under the Exchange Act as then in effect.

     14. Government Regulations. This Plan, and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares of Common Stock under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals on the part of any governmental agencies or national securities exchanges or transaction reporting systems as may be required.

     15. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.

     16. Miscellaneous. The granting of any Option shall not impose upon the Company, the Board of Directors of the Company or any other directors of the Company any obligation to nominate any Optionee for election as a director and the right of the stockholders of the Company to remove any person as a director of the Company shall not be diminished or affected by reason of the fact that an Option has been granted to such person.

                    TELE-COMMUNICATIONS INTERNATIONAL, INC.
                              POST OFFICE BOX 5630
                               DENVER, CO  80217

                    TELE-COMMUNICATIONS INTERNATIONAL, INC.
                             SERIES A COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Stephen M. Brett, John C. Malone and Fred A. Vierra, as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of the above-referenced common stock of Tele-Communications International, Inc. ("International") held of record by the undersigned on July 30, 1996, at the Annual Meeting of International to be held on September 9, 1996 or any adjournment thereof.

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

 IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3

            (Continued, and to be signed and dated on reverse side.)

1. Election of Three Directors (Nominees: Tomiichi Akiyama, Jerome H. Kern and Adam N. Singer).

    FOR all nominees listed above:
                                   ----

    WITHHOLD AUTHORITY to vote for all nominees listed above:
                                                              ----

                                *EXCEPTIONS:
                                             ----

    Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below:

- --------------------------------------------------------------------------------

2. To consider and vote upon a proposal to approve the Tele-Communications International, Inc. 1995 Stock Incentive Plan.

    FOR                   AGAINST                  ABSTAIN
         ----                     ----                      ----

3. To consider and vote upon a proposal to approve the Tele-Communications International, Inc. 1996 Nonemployee Director Stock Option Plan.

    FOR                   AGAINST                  ABSTAIN
         ----                     ----                      ----

4. In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the Annual Meeting.

                                                Signature should agree with name
                                                printed hereon.  If stock is
                                                held in the name of more than
                                                one person, each joint owner
                                                should sign.  Executors,
                                                administrators, trustees,
                                                guardians, and attorneys
                                                should indicate the capacity
                                                in which they sign.

                                                DATED:                    , 1996
                                                      --------------------

                                                --------------------------------
                                                    Stockholder's Signature


                                                --------------------------------
                                                    Stockholder's Signature

Please Sign, Date and Return the Proxy Card             Votes MUST be Indicated
Promptly Using the Enclosed Envelope                    in Black or Blue Ink (X)

                    TELE-COMMUNICATIONS INTERNATIONAL, INC.
                              POST OFFICE BOX 5630
                               DENVER, CO  80217

                    TELE-COMMUNICATIONS INTERNATIONAL, INC.
                             SERIES B COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Stephen M. Brett, John C. Malone and Fred A. Vierra, as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of the above-referenced common stock of Tele-Communications International, Inc. ("International") held of record by the undersigned on July 30, 1996, at the Annual Meeting of International to be held on September 9, 1996 or any adjournment thereof.

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

 IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3

            (Continued, and to be signed and dated on reverse side.)

1. Election of Three Directors (Nominees: Tomiichi Akiyama, Jerome H. Kern and Adam N. Singer).

    FOR all nominees listed above:
                                   ----

    WITHHOLD AUTHORITY to vote for all nominees listed above:
                                                              ----

                                *EXCEPTIONS:
                                             ----

    Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below:

- --------------------------------------------------------------------------------

2. To consider and vote upon a proposal to approve the Tele-Communications International, Inc. 1995 Stock Incentive Plan.

    FOR                   AGAINST                  ABSTAIN
         ----                     ----                      ----

3. To consider and vote upon a proposal to approve the Tele-Communications International, Inc. 1996 Nonemployee Director Stock Option Plan.

    FOR                   AGAINST                  ABSTAIN
         ----                     ----                      ----

4. In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the Annual Meeting.

                                                Signature should agree with name
                                                printed hereon.  If stock is
                                                held in the name of more than
                                                one person, each joint owner
                                                should sign.  Executors,
                                                administrators, trustees,
                                                guardians, and attorneys
                                                should indicate the capacity
                                                in which they sign.


                                                DATED:                    , 1996
                                                      --------------------

                                                --------------------------------
                                                    Stockholder's Signature


                                                --------------------------------
                                                    Stockholder's Signature

Please Sign, Date and Return the Proxy Card             Votes MUST be Indicated
Promptly Using the Enclosed Envelope                    in Black or Blue Ink (X)